UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

HIGHLAND FUNDS I

(formerly, Pyxis Funds I)

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

Item 1: Reports to Stockholders.

A copy of the Report to Shareholders transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is attached herewith.

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Floating Rate Opportunities Fund

Annual Report

June 30, 2013

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Floating Rate Opportunities Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2013	Highland Long/Short Equity Fund

Highland Long/Short Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund’s investment activities involve a significant degree of risk, such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of it’s assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2013	3.38%	-2.32%	2.75%	1.75%	3.68%	n/a
Five Year	3.28%	2.12%	2.68%	2.68%	3.61%	n/a
Since Inception: (December 5, 2006)	3.67%	2.79%	3.09%	3.08%	4.00%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged on all class shares if Fund shares are redeemed or exchanged within the first two months of purchase.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com.

During the period shown, the total return figures reflect the waiver of a portion of the Fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower.

The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 3.71%, Class C: 4.36% and Class Z: 3.36%. Inclusive of the waiver and exclusive of the cost of dividends paid on short positions and acquired fund fees, the Fund’s net expense ratio was as follows: Class A: 1.88%, Class C: 2.53% and Class Z: 1.53%.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2013	Highland Long/Short Equity Fund

Performance Overview

The table below presents the average annual returns and annualized standard deviation for Highland Long/Short Equity Fund — Class A and Z (the “Fund”) and the Morningstar Category Average1 which includes all funds in the Morningstar Long/Short Equity Category.

Investment	Annualized Returns[3]		Annualized Standard Deviation[2]
	1-year	Since Inception [2]
Highland Long/Short Equity Fund – A Shares	3.4%	3.7%	7.4%
Highland Long/Short Equity Fund – Z Shares	3.7%	4.0%	7.4%
Morningstar Category Average	7.9%	0.6%	7.0%

Managers Discussion

The fund has outpaced the Morningstar Long/Short Category Average by over 3% annualized since inception while exhibiting volatility, a measure of risk, in line with the category average. One of the main objectives of our fund is to deliver solid risk-adjusted returns. We feel we have accomplished this goal as our returns have outpaced the category with similar risk (volatility).

The top five winners for the Fund from fiscal year 2013 were Cabot Oil & Gas, Sirius XM Radio, CBS, Hertz and Alliance Data Systems. The Fund’s top five losers were Citrix Systems, Express Script Holdings, Nuvasive, SPDR S&P 500 ETF and Apple.

As of June 30th, the fund is currently 54% net long, with a gross exposure of 122%. Although Bernanke has signaled that “QE forever” will begin to taper over the next year, monetary conditions are still quite loose. Combined with stimulative monetary policies in Japan, the ECB’s stance of “whatever it takes”, an emphasis on growth vs. austerity in the G-20 nations, and relatively anemic domestic GDP growth, an accommodative monetary policy would appear to have a long tail. Domestically, stronger housing prices and rising equity markets are providing another tailwind to the economy. The current low growth economy may prove to be a goldilocks environment for stocks as there could be an extended accommodative monetary policy. This backdrop, combined with lower correlations between individual equities has allowed the fund to maintain a net long exposure above what has been seen for the last several years. However, we feel strongly that there will be bouts of volatility over the next two years associated with the end of the unprecedented easy money policy. We continue to opportunistically put in place hedges to offset some of this short-term volatility we expect to see.

Jonathan Lamensdorf

Portfolio Manager

[1]

The Morningstar Long/Short Category Average is an average monthly return of all funds in the Morningstar Long/Short Equity Category, including the Fund. The Long/Short category includes funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

[2]	Since 12/5/2006
[3]	Without Sales Charge

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2013	Highland Long/Short Healthcare Fund

Highland Long/Short Healthcare Fund - Class A

Growth of Hypothetical $10,000 Investment

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified. The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks. The Fund is subject to high portfolio turnover risk which may increase the Fund’s transaction costs and result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2013	1.47%	-4.09%	0.85%	-0.15%	1.81%	n/a
Five Year	5.46%	4.27%	4.86%	4.86%	5.80%	n/a
Since Inception: (May 5, 2008)	5.23%	4.08%	4.63%	4.63%	5.58%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com.

The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 3.35%, Class C: 4.00% and Class Z: 3.00%.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2013	Highland Long/Short Healthcare Fund

PERFORMANCE SUMMARY

Highland Long/Short Healthcare Fund (the “Fund”) generated a net return of 11.54% during the six months ended June 30, compared to the long/short equity category average of 6.17%. This period represents the first half of calendar year 2013 and the second half of fiscal year 2012. Performance in the second half of fiscal year 2012 represented a significant improvement from performance in the first half of fiscal 2012. The Fund 5-YR return is 5.46% compared to the long/short equity category average of 2.60%. The Fund 3-YR return is 4.04%, compared to the long/short equity category average of 6.52%.

The Fund objective is to seek long term capital appreciation. We believe that the opportunity for the Highland Long/Short Healthcare Fund is highly compelling and have conviction that the investment process, philosophy and team that we have put in place will deliver long term capital appreciation.

PORTFOLIO REVIEW

The Fund overlays a top down, macro view with a bottom up, fundamental long-short stock-picking strategy. Investments are made across the entire healthcare sector. The team uses academic, legislative and healthcare industry resources to pursue high absolute and risk-adjusted returns over an equity market cycle by managing a high alpha, low beta portfolio, while minimizing volatility and drawdowns compared to traditional equity markets.

In January, Fund performance benefited from continued strength in the senior living sector. Our thesis over the past six months had played out favorably, as operator occupancy rates and price strengthened due to a continued improvement in the residential real estate market. Long positions in hospitals and physician practice businesses also performed well throughout the month of January. We view both areas as beneficiaries of healthcare reform, and with the fiscal cliff resolved at year-end 2012, investor focus shifted away from potential reimbursement cuts and towards favorable reform implementation in 2014. Certain short positions in managed care and biotechnology were the primary drag on performance during the month.

In February, Fund performance benefited from continued strength in the senior living sector, hospitals, and physician practice businesses. Fund performance was pressured by what we considered to be a temporary weakness in two medical device longs and an innovative HCIT long. The Fund continued to increase long exposure to contract research organizations (“CROs”) during the month. Pharmaceutical companies in 2011-2012 have endured a historic period of branded patent expirations due to cost controls and R&D process optimization. The use of CROs as partnered providers of clinical trial management services has expanded, and we believe that these businesses will be among the primary beneficiaries of a pharmaceutical industry pivot to revenue and R&D expenditure growth.

Fund performance in March benefited from long positions in pharmaceuticals and biotechnology, and from selected investments in healthcare services and life science & tools. Larger market capitalization pharmaceutical equities performed well in the first quarter of 2012. The performance was driven by improving operating margin, protected dividend yield, capital deployment, pursuit of strategic alternatives, and pipeline. We noted demand from both healthcare sector-specialists and generalist investors in the space. This resulted in an expansion of valuation multiples and we believed that money would be made from a “catch-up” trade on lower multiple peers that have attractive fundamentals, underappreciated pipelines, with the opportunity to pursue more aggressive capital deployment strategy. We acquired shares in two larger market capitalization pharmaceutical equities that fit this profile.

Biotechnology continued to perform well, and we expected the fundamental strength in the space to continue after an analysis of the key inputs to present value calculations. In the past decade, it took approximately 12 years to bring a drug through development and onto the commercial market. The current focus on targeted therapies that address smaller patient populations truncate this development cycle and accelerate the timing of future cash flows. Intelligent drug development and a more accommodative FDA have also led to more approvals. Over the past two years, the FDA has approved 35 drugs per year on average vs. the last decade average approval rate of 23 drugs per year. This not only increases aggregate cash flow across the sector, but also decreases the presumed risk premium in a net present value calculation. The cost of development has also declined. As a percentage of sales, both R&D and SG&A have decreased due to more efficient patient identification, marketing and sales conversion. This leads to higher cash flow per unit of revenue. Despite improvements to biotechnology sector fundamentals, current multiples are well below the average P/E seen from 2005-2008 and well below historical peak cycle levels. Our 3-year forward EPS CAGR ratio for Biotech/S&P500 is 2.40 yet the P/E multiple ratio for Biotech/S&P500 is only 1.50. The Fund strategy is to focus long investments on more mature biotechnology companies, and looks to buy positions after a business has been de-risked due to successful clinical data, commercial revenue or strong balance sheet profiles.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2013	Highland Long/Short Healthcare Fund

During the month of April, the biotechnology sector remained a tailwind to fund performance due to improving fundamentals. The portfolio composition remained fairly steady during April. We made slight additions to healthcare services positions, including hospitals, independent medical examinations, psychiatric health, emergency room care, and drug infusion services. Performance in these areas was steady despite lower than expected volume trends across the entire healthcare sector. Within healthcare services, we see a highly attractive opportunity for larger, well-capitalized businesses to consolidate smaller market participants, as market “roll up” strategies. We see attractive opportunity in areas such as independent medical examinations, psychiatric health, emergency room care, and drug infusion services. These segments demonstrate mid/high-single digit volume growth and stable price, and are highly fragmented. Scale allows the dominant company to pursue national enterprise contracts, exert pricing power, and enhance margin. Debt capital market conditions remain highly attractive to execute the consolidation strategy.

During May, given the importance of interest rates and yield curve to healthcare equities, we had to make a number of portfolio adjustments during the month in response to Federal Reserve intentions to taper quantitative easing. Our view is that the fed funds rate will remain at or near the current level of 0.25%, effectively holding the short end of the yield curve down. Incremental borrowing costs for highly levered healthcare equities with low duration, floating rate capital structures will be minimal. We also remain comfortable with market “roll-up” investments that will require ongoing access to debt capital markets. Our view is that QE tapering will prompt the yield curve to steepen and that the absolute yield at intermediate and long duration will increase. Investor demand for high-dividend stocks will decrease if less risky alternatives are available at comparable yield. In May, we sold our hospital positions after significant appreciation and also put on short positions in Healthcare REITs that have performed well. We adjusted our exposure within the pharmaceutical sector, favoring large cap pharmaceutical equities with compelling product and event-driven stories, rather than seeking the highest yield.

Finally, during June, the fund increased ownership of managed care stocks and initiated short positions within the hospital sector. This in part reflects an appraisal of near-term operating fundamentals, and also our non-consensus view that a rotation may occur in the second half of 2013 away from sub-sectors that stand to benefit from a smooth and timely implementation of the Affordable Care Act (“ACA”) in January 2014. We note a number of signals from Washington worth following that pressure both Medicaid and Health Exchange expansion. The White House recently delayed the employer mandate to 2015, a measure that would have made it mandatory for employers with greater than 50 employees to provide health insurance starting 2014. This does not translate to a massive push-out of customer volume, given that 94% of firms in the 50-100 employee cohort already provide health insurance, but it is a political problem for the Administration and highlights small business opposition to the ACA. The Federal government is also behind schedule and lacking funds to build health exchanges that will service newly-insured. The ACA had budgeted State construction of health exchanges, but now that 33 States have refused, the responsibility falls upon an underfunded and unprepared Federal government. If the health exchanges are not setup for October 1, 2013 enrollment, it will be challenging for the ACA imposed Individual Mandate to be implemented on time. Finally, as of July 1, the Urban Institute estimated that 9.7 million of the 15.0 million people eligible for Medicaid expansion live in states that are currently resisting the Medicaid expansion.

Managed Care equities represent an attractive opportunity to take advantage of positive near-term operating performance and lack of political or structural impediments to 2014 performance. There exists consensus concern that employers will stop providing commercial health insurance to employees once the health exchanges are available, pressuring enrollment and revenue growth. We see this risk as increasingly unlikely and subject to significant delay into 2015, which may drive multiple expansion across the group.

We believe that we are setup for continued strong performance in the second half of 2013 and want to thank our investors for their involvement and interaction. We strongly value our investors’ input and endeavor to be as communicative and transparent about our strategy and the exciting opportunity that we see in the market.

Michael D. Gregory

Portfolio Manager

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2013	Highland Floating Rate Opportunities Fund

Highland Floating Rate Opportunities Fund - Class A

Growth of Hypothetical $10,000 Investment

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified. Floating rate funds present special financial risks and are considered to have speculative characteristics. Senior loans are subject to risk of non-payment of scheduled interest and/or principal.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

Average Annual Total Returns
	Class A		Class B		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2013	19.16%	14.96%	18.30%	15.05%	18.58%	17.58%	19.77%	n/a
Five Year	1.02%	0.31%	0.64%	0.49%	0.52%	0.52%	1.38%	n/a
Ten Year	2.94%	2.57%	2.65%	2.65%	2.43%	2.43%	3.30%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 3.50% on Class A Shares and the maximum CDSC for Class B shares is 3.25%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com.

During the period shown, the total return figures reflect the reimbursement of a portion of the Fund’s expenses. Without such reimbursement of fees, the total returns would have been lower.

The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 2.53%, Class B: 2.88%, Class C: 3.03% and Class Z: 2.18%.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2013	Highland Floating Rate Opportunities Fund

Performance Overview

For the twelve month period ended June 30, 2013, the Fund’s Class A Shares returned 19.16%. The Fund’s benchmark, the Credit Suisse Leveraged Loan Index (the “Index”), returned 7.64% for the period, and the Morningstar Bank Loan Category average, returned 7.28% for the period. During this same time period, the Standard & Poor’s (S&P) 500 Index returned 20.6%.

Manager’s Discussion

The twelve months ending June 30, 2013 marked a period of robust demand and opportunistic refinancing up until a late May / early June sell-off. Robust demand for most of the period was driven by increasing CLO issuance combined with healthy loan mutual fund inflows. The end of period slowdown was precipitated by a High Yield slump and driven by the bank loan market trading down in sympathy with the broader markets after the Federal Reserve indicated potential tapering in their accomodative-monetary policy. Despite the pressure on capital markets in May and June, Loans performed far better than either equities or fixed income, all of which suffered when expectations for rising rates drove the 10-year Treasury yield to 2.52% by June 28, from a recent low of 1.66% in May and 1.78% at year-end, according to the Federal Reserve (LCD Quarterly Review, Second Quarter 2013). During the second half of 2012 the Index experienced a +4.7% return. However, performance slowed in the first half of 2013 with the Index posting a 2.81% return driven by a relatively weak 0.23% return in May and a negative 0.55% return in June. The average bid for the Index began the twelve month period at 94.29 and finished June 30, 2013 higher at 97.60.

As of June 30, 2013, the Fund is approximately 73.3% loans, 8.24% structured products, 5.17% other corporate debt and 13.29% equities, as a percentage of investments. With regards to diversification, the Fund is currently invested in approximately 23 industries and 173 issuers. In terms of credit quality, at June 30, 2013 the Fund is allocated 29.8% BB, 46.5% single-B and less than 9% allocated towards CCC or below. The Fund remains the Number 1 bank loan fund in the Morningstar bank loan category for the one-year and three-year periods2 and continues to benefit from the broad credit platform and capabilities of Highland Capital.

Most loan participants expect default rates to drift higher over the next 12 months but remain below the historical average of 3.3% (LCD Quarterly Review, Second Quarter 2013). Most economists project positive but lackluster growth in the foreseeable future. The usual challenges present in the macro economy still persist (such as fed tapering, geopolitical shock, a sudden spike in interest rates, or emerging markets setting off contagion across the developed world). As a result, the potential for capital markets volatility still exists for the remainder of 2013. However, relative to the equity and high yield bond markets we believe that the leveraged loan asset class offers a more attractive risk-return profile and should experience lower volatility. We view market credit spreads as being attractive in the context of estimated default rates in the range of 1.5-2.0% for 20131 and anticipate a continued low growth environment. The Fund seeks to take advantage of the volatility in the leveraged loan market through rigorous fundamental credit analysis and by remaining flexible to allocate capital where opportunities are present in the market.

We thank you for your investment in the Fund.

Mark Okada

Chief Investment Officer

Portfolio Manager

[1]	LCD Buyside Survey, LCD Quarterly Review, Second Quarter 2013.
[2]	Morningstar website as of 6/30/2013

Annual Report	7

FUND PROFILE (unaudited)

Highland Long/Short Equity Fund

Objective

Highland Long/Short Equity Fund seeks consistent, above average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Net Assets as of June 30, 2013

$880.0 million

Portfolio Data as of June 30, 2013

The information below provides a snapshot of Highland Long/Short Equity Fund at the end of the reporting period. Highland Long/Short Equity Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 06/30/2013 (%)(1)(2)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	23.0	(3.8)	19.2
Energy	6.1	(1.7)	4.4
Other	1.9	(9.3)	(7.4)
Financial	15.5	(4.9)	10.6
Healthcare	4.1	—	4.1
Industrials	13.6	(3.4)	10.2
Information Technology	19.9	(4.6)	15.3
Materials	—	(0.7)	(0.7)
Telecommunication Services	5.5	(0.6)	4.9

Top 5 Holdings as of 06/30/2013 (%)(1)(2) Long Securities		Short Securities
Hertz Global Holdings, Inc.	7.6	SPDR S&P 500 ETF Trust	(7.9)
SBA Communications Corp.	5.4	Avis Budget Group, Inc	(1.0)
Arthur J. Gallagher & Co.	4.7	Bank of Montreal	(1.0)
CBS Corp.	4.4	SPDR S&P Oil & Gas Exploration & Production, ETF	(1.0)
Symantec Corp.	4.3	Six Flags Entertainment Corp.	(1.0)

The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Long and short sectors and securities are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

8	Annual Report

FUND PROFILE (unaudited)

Highland Long/Short Healthcare Fund

Objective

Highland Long/Short Healthcare Fund seeks long-term capital appreciation.

Net Assets as of June 30, 2013

$30.9 million

Portfolio Data as of June 30, 2013

The information below provides a snapshot of Highland Long/Short Healthcare Fund at the end of the reporting period. Highland Long/Short Healthcare Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 06/30/2013 (%)(1)	Long Exposure	Short Exposure	Net Exposure
Healthcare:
Biotechnology	30.3	(9.6)	20.7
Healthcare Distributors	3.8	—	3.8
Healthcare Equipment	6.9	(7.3)	(0.4)
Healthcare Facilities	7.1	(1.8)	5.3
Healthcare Services	11.0	(2.6)	8.4
Healthcare Supplies	3.2	—	3.2
Healthcare Technology	4.7	(0.8)	3.9
Life Sciences Tools & Services	11.0	—	11.0
Managed Healthcare	5.8	(1.4)	4.4
Pharmaceuticals	20.5	(0.6)	19.9
Consumer Discretionary	2.7	—	2.7
Consumer Staples	1.2	—	1.2
Other	3.8	—	3.8
Financial	2.8	—	2.8
Industrials	1.1	—	1.1
Materials	—	(1.6)	(1.6)

Top 5 Holdings as of 06/30/2013 (%)(1) Long Securities		Short Securities
Intercept Pharmaceuticals, Inc.	5.9	Threshold Pharmaceuticals, Inc.	(2.6)
Repros Therapeutics, Inc.	5.3	Varian Medical Systems, Inc.	(2.3)
NuPathe, Inc., expires 09/26/2017	4.5	Masimo Corp.	(2.1)
Endocyte, Inc.	4.3	ImmunoGen, Inc.	(1.9)
ExamWorks Group, Inc.	4.2	Health Management Associates, Inc., Class A	(1.8)

The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Long and short sectors and securities are calculated as a percentage of total net assets.

Annual Report	9

FUND PROFILE (unaudited)

Highland Floating Rate Opportunities Fund

Objective

Highland Floating Rate Opportunities Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of June 30, 2013

$746.3 million

Portfolio Data as of June 30, 2013

The information below provides a snapshot of Highland Floating Rate Opportunities Fund at the end of the reporting period. Highland Floating Rate Opportunities Fund is actively managed and the composition of its portfolio will change over time.

Floating rate loan investments present special financial risks. Defaults on the loans, nonpayment and prepayment of principal could affect the valuation of the portfolio’s holdings.

Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

The Fund’s ability to invest in high-yield debt securities (or junk securities) generally subjects the Fund to greater risk. The use of leverage involves certain risks, such as greater volatility of the NAV of the Fund’s shares and the nonpayment of dividends.

Quality Breakdown as of 06/30/2013 (%)(1)
AA	0.3
A	0.5
BBB	6.0
BB	29.8
B	46.5
CCC	8.8
CC	0.9
NR(3)	7.2

Top 5 Sectors as of 06/30/2013 (%)(1)
Financial	13.4	(2)
Healthcare	11.5
Media & Telecommunications	11.2
Service	10.2
Information Technology	8.1

Top 10 Holdings as of 06/30/2013 (%)(1)(4)
Young Broadcasting Holding Co., Inc., Class A (Common Stocks & Exchange-Traded Funds)	5.1
CCS Medical, Inc. (Senior Loans)	4.0
Metro-Goldwyn-Mayer, Inc., Class A (Common Stocks & Exchange-Traded Funds)	3.4
Highland/iBoxx Senior Loan, ETF (Common Stocks & Exchange-Traded Funds)	3.1
Texas Competitive Electric Holdings Co. LLC (Senior Loans)	2.2
Delta Air Lines, Inc. (Senior Loans)	1.7
CCS Medical, Inc. (Common Stocks & Exchange-Traded Funds)	1.7
TransDigm, Inc. (Senior Loans)	1.4
Kronos, Inc (Senior Loans)	1.4
Spirit Realty Capital, Inc., REIT (Common Stocks & Exchange-Traded Funds)	1.4

The Fund is non-diversified and may invest a larger portion of it’s assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

(1)

Quality is calculated as a percentage of total senior loans, collateralized loan obligations and corporate notes and bonds. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying loans and bonds in the Fund’s portfolio and not the Fund itself. Quality ratings are subject to change. Top Holdings and Top Sectors exclude the Fund’s investment in an investment company purchased with cash collateral from securities lending.

(2) Includes Collateralized Loan Obligations

(3)	NR is a designation for a security that is not rated by a Nationally Recognized Statistical Rating Organization.

(4)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

10	Annual Report

FINANCIAL STATEMENTS

June 30, 2013

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency, excluding restricted cash, provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	11

INVESTMENT PORTFOLIO

As of June 30, 2013	Highland Long/Short Equity Fund

Shares		Value ($)

Common Stocks & Exchange-Traded Funds - 85.6%

CONSUMER DISCRETIONARY - 19.2%
795,519	CBS Corp., Class B (a)	38,877,014
113,742	Conn’s, Inc. (b)(c)	5,887,286
350,000	CST Brands, Inc. (b)(c)	10,783,500
137,700	Dollar Tree, Inc. (c)	7,000,668
368,640	GNC Holdings, Inc., Class A	16,297,574
203,554	Jack in the Box, Inc. (c)	7,997,637
305,492	Life Time Fitness, Inc. (b)(c)	15,308,204
389,200	Live Nation Entertainment, Inc. (c)	6,032,600
580,700	Melco Crown Entertainment, Ltd., ADR (c)	12,984,452
213,600	Michael Kors Holdings, Ltd. (a)(c)	13,247,472
444,002	News Corp., Class A (c)	14,474,465
866,770	Service Corp. International	15,627,863
40,200	Tractor Supply Co.	4,727,922

		169,246,657

ENERGY - 6.1%
207,406	Cabot Oil & Gas Corp.	14,729,974
243,200	Diamondback Energy, Inc. (c)	8,103,424
264,051	Gulfport Energy Corp. (c)	12,428,881
127,634	Pioneer Natural Resources Co.	18,475,021

		53,737,300

FINANCIAL - 15.6%
56,832	Affiliated Managers Group, Inc. (b)(c)	9,317,038
626,900	American International Group, Inc. (c)	28,022,430
149,819	Ameriprise Financial, Inc.	12,117,361
940,562	Arthur J. Gallagher & Co.	41,093,154
6,584,090	Newcastle Investment Corp., REIT (b)	34,434,790
248,350	Realogy Holdings Corp. (c)	11,930,734

		136,915,507

HEALTHCARE - 4.1%
428,501	Acadia Healthcare Co., Inc. (b)(c)	14,170,528
184,392	HCA Holdings, Inc.	6,649,175
173,023	Valeant Pharmaceuticals International, Inc. (c)	14,893,820

		35,713,523

INDUSTRIALS - 13.6%
591,385	AerCap Holdings NV (a)(c)	10,325,582
107,550	B/E Aerospace, Inc. (c)	6,784,254
2,702,676	Hertz Global Holdings, Inc. (a)(b)(c)	67,026,365
68,800	Kirby Corp. (b)(c)	5,472,352
56,000	Mohawk Industries, Inc. (c)	6,299,440
333,199	Pendrell Corp. (c)	872,981
42,600	Precision Castparts Corp.	9,628,026
270,800	Quanta Services, Inc. (a)(c)	7,165,368
25,555	TRW Automotive Holdings Corp. (c)	1,697,874
18,200	WW Grainger, Inc.	4,589,676

		119,861,918

INFORMATION TECHNOLOGY - 19.9%
186,931	Alliance Data Systems Corp. (a)(b)(c)	33,840,119
117,850	Ciena Corp. (b)(c)	2,288,647
1,384,919	Compuware Corp. (a)	14,333,912
690,796	Fidelity National Information Services, Inc. (a)	29,593,701

Shares		Value ($)

INFORMATION TECHNOLOGY (continued)
261,139	Informatica Corp. (c)	9,134,642
591,674	Monolithic Power Systems, Inc. (a)	14,265,260
278,300	NXP Semiconductor NV (c)	8,621,734
208,900	Rackspace Hosting, Inc. (b)(c)	7,915,221
155,294	Silicon Laboratories, Inc. (c)	6,430,725
1,666,300	Symantec Corp. (a)	37,441,761
1,228,050	Xerox Corp. (a)	11,138,413

		175,004,135

OTHER - 1.7%
750,000	Highland/iBoxx Senior Loan, ETF (d)	14,970,000

TELECOMMUNICATION SERVICES - 5.4%
647,829	SBA Communications Corp., Class A (a)(c)	48,017,086

	Total Common Stocks & Exchange-Traded Funds (Cost $730,033,830)	753,466,126

Master Limited Partnerships - 3.8%

CONSUMER DISCRETIONARY - 3.8%
801,275	Cedar Fair LP	33,172,785

	Total Master Limited Partnerships (Cost $32,034,065)	33,172,785

Contracts

Purchased Put Options (e) - 0.2%
10,000	SPDR S&P 500 ETF Trust Strike price $155.00, expires 08/17/2013	2,030,000

	Total Purchased Put Options (Cost $1,917,435)	2,030,000

Shares

Investment Companies (f) - 8.0%
70,164,086	State Street Navigator Prime Securities Lending Portfolio	70,164,086

	Total Investment Companies (Cost $70,164,086)	70,164,086

Total Investments - 97.6%		858,832,997

(Cost $834,149,416) (g)

$258,367,267 in cash was segregated or on deposit with the brokers to cover investments sold short as of June 30, 2013 and is included in “Other Assets & Liabilities, Net”:

Securities Sold Short - (29.0)%

Common Stocks & Exchange-Traded Funds - (29.0)%

CONSUMER DISCRETIONARY - (3.8)%
139,800	Consumer Discretionary Select Sector SPDR Fund, ETF	(7,884,720)
63,500	Johnson Controls, Inc.	(2,272,665)
246,800	Six Flags Entertainment Corp.	(8,677,488)
110,000	Time Warner, Inc.	(6,360,200)
57,600	TripAdvisor, Inc. (h)	(3,506,112)
35,000	Wynn Resorts, Ltd.	(4,480,000)

		(33,181,185)

12	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland Long/Short Equity Fund

Shares		Value ($)

Securities Sold Short (continued)

Common Stocks & Exchange-Traded Funds (continued)

ENERGY - (1.7)%
73,400	Range Resources Corp.	(5,675,288)
155,300	SPDR S&P Oil & Gas Exploration & Production, ETF	(9,035,354)

		(14,710,642)

FINANCIAL - (4.9)%
50,000	Aon PLC	(3,217,500)
158,600	Bank of Montreal	(9,170,672)
82,300	Bank of Nova Scotia	(4,407,165)
70,000	Brown & Brown, Inc.	(2,256,800)
420,100	Financial Select Sector SPDR Fund, ETF	(8,187,749)
105,700	iShares Dow Jones US Real Estate Index Fund, ETF	(7,017,423)
57,600	Toronto-Dominion Bank (The)	(4,629,312)
105,000	Willis Group Holdings PLC	(4,281,900)

		(43,168,521)

INDUSTRIALS - (3.4)%
116,124	Air Lease Corp.	(3,203,861)
92,400	Armstrong World Industries, Inc. (h)	(4,415,796)
320,306	Avis Budget Group, Inc. (h)	(9,208,798)
79,100	CH Robinson Worldwide, Inc.	(4,454,121)
94,300	Fastenal Co.	(4,323,655)
93,101	United Rentals, Inc. (h)	(4,646,671)

		(30,252,902)

INFORMATION TECHNOLOGY - (4.6)%
49,200	Computer Sciences Corp.	(2,153,484)
130,700	Dolby Laboratories, Inc., Class A	(4,371,915)
84,000	Infosys, Ltd., ADR	(3,459,960)
160,000	Juniper Networks, Inc. (h)	(3,089,600)
100,000	Linear Technology Corp.	(3,684,000)
208,286	Market Vectors Semiconductor, ETF	(7,850,299)
251,400	NVIDIA Corp.	(3,527,142)
70,500	Powershares QQQ Trust Series 1, ETF	(5,020,305)
71,700	QUALCOMM, Inc.	(4,380,153)
36,000	SAP AG, ADR	(2,621,880)

		(40,158,738)

MATERIALS - (0.7)%
55,000	Eagle Materials, Inc.	(3,644,850)
10,449	NewMarket Corp.	(2,743,489)

		(6,388,339)

OTHER - (9.3)%
63,900	iShares Core S&P Mid-Cap, ETF	(7,380,450)
437,200	SPDR S&P 500 ETF Trust	(69,956,372)
22,700	SPDR S&P MidCap 400 ETF Trust	(4,775,626)

		(82,112,448)

Shares		Value ($)

TELECOMMUNICATION SERVICES - (0.6)%
69,500	Crown Castle International Corp. (h)	(5,031,105)

	Total Common Stocks & Exchange-Traded Funds (Proceeds $257,663,237)	(255,003,880)

	Total Securities Sold Short (Proceeds $257,663,237)	(255,003,880)

Other Assets & Liabilities, Net - 31.4%		276,151,925

Net Assets - 100.0%		879,981,042

(a)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $178,322,267.
(b)	Securities (or a portion of securities) on loan. As of June 30, 2013, the market value of securities loaned was $68,905,939. The loaned securities were secured with cash and securities collateral of $70,845,030. Collateral is calculated based on prior day’s prices.
(c)	Non-income producing security.
(d)	Affiliated issuer. Assets with a total aggregate market value of $14,970,000, or 1.7% of net assets, were affiliated with the Fund as of June 30, 2013.
(e)	Options are shown at market value.
(f)	Represents investments of cash collateral received in connection with securities lending.
(g)	Cost for U.S. federal income tax purposes is $843,908,955.
(h)	No dividend payable on security sold short.

Glossary:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

Written options contracts outstanding as of June 30, 2013 were as follows:

Description	Exerc- ise Price	Expira- tion Date	Number of Contracts	Premium	Value
Written Put Options
iShares Russell 2000 Index	$92.00	July 2013	2,500	$188,490	$(122,500)

See accompanying Notes to Financial Statements.	13

INVESTMENT PORTFOLIO

As of June 30, 2013	Highland Long/Short Healthcare Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a)(b) - 1.0%

HEALTHCARE - 1.0%

Healthcare Services - 1.0%
400,000	CNS Response, Inc. Term Loan 9.00%, 10/25/2013	160,000
400,000	Term Loan 9.00%, 11/11/2013	160,000

		320,000

	Total U.S. Senior Loans (Cost $800,000)	320,000

Shares

Common Stocks & Exchange-Traded Funds - 104.1%

CONSUMER DISCRETIONARY - 2.7%
46,364	Service Corp. International (c)	835,943

CONSUMER STAPLES - 1.2%
134,539	Rite Aid Corp. (d)	384,781

FINANCIAL - 2.8%
12,347	Ventas, Inc., REIT	857,623

HEALTHCARE - 93.7%

Biotechnology - 21.8%
32,709	ACADIA Pharmaceuticals, Inc. (c)(d)	593,668
26,592	Alnylam Pharmaceuticals, Inc. (c)(d)	824,618
63,513	Chelsea Therapeutics International, Ltd. (d)	146,080
10,000	Chimerix, Inc. (d)	242,400
16,535	Gilead Sciences, Inc. (c)(d)	846,757
40,970	Intercept Pharmaceuticals, Inc. (c)(d)	1,837,095
61,699	Ironwood Pharmaceuticals, Inc. (c)(d)	613,905
8,894	Medivation, Inc. (c)(d)	437,585
8,692	Pharmacyclics, Inc. (c)(d)	690,753
12,041	Quintiles Transnational Holdings, Inc. (d)	512,465

		6,745,326

Healthcare Distributors - 3.8%
25,143	Cardinal Health, Inc. (c)	1,186,750

Healthcare Equipment - 6.4%
30,036	Cardiovascular Systems, Inc. (c)(d)	636,763
1,068,076	Genesys Ventures IA, LP (a)(d)	674,917
38,286	Tornier NV (c)(d)	670,005

		1,981,685

Healthcare Facilities - 7.1%
15,773	Acadia Healthcare Co., Inc. (c)(d)	521,613
107,429	Adcare Health Systems, Inc. (c)(d)	515,659
22,404	HCA Holdings, Inc. (c)	807,888
53,832	Skilled Healthcare Group, Inc., Class A (c)(d)	359,598

		2,204,758

Healthcare Services - 10.0%
37,098	BioScrip, Inc. (c)(d)	612,117
10,781	Catamaran Corp. (c)(d)	525,250

Shares		Value ($)

Healthcare Services (continued)
22,699	CNS Response, Inc. (d)	31,098
60,743	ExamWorks Group, Inc. (c)(d)	1,289,574
15,000	Team Health Holdings, Inc. (c)(d)	616,050

		3,074,089

Healthcare Supplies - 3.2%
92,312	TearLab Corp. (c)(d)	980,354

Healthcare Technology - 4.7%
23,581	HealthStream, Inc. (c)(d)	597,071
40,980	Omnicell, Inc. (c)(d)	842,139

		1,439,210

Life Sciences Tools & Services - 10.7%
23,182	Agilent Technologies, Inc. (c)	991,262
17,819	Bruker Corp. (c)(d)	287,777
25,900	ICON PLC (c)(d)	917,637
7,905	PAREXEL International Corp. (d)	363,156
7,485	Waters Corp. (c)(d)	748,874

		3,308,706

Managed Healthcare - 5.8%
11,200	Aetna, Inc. (c)	711,648
12,666	Molina Healthcare, Inc. (d)	470,922
11,145	WellCare Health Plans, Inc. (c)(d)	619,105

		1,801,675

Pharmaceuticals - 20.2%
17,890	AbbVie, Inc. (c)	739,573
4,300	Actavis, Inc. (c)(d)	542,746
6,600	Astellas Pharma, Inc.	358,121
102,021	Endocyte, Inc. (c)(d)	1,339,536
25,852	Merck & Co., Inc. (c)	1,200,825
56,569	NuPathe, Inc. (d)	173,101
88,584	Repros Therapeutics, Inc. (c)(d)	1,634,375
380,500	Trimel Pharmaceuticals Corp. (d)	259,690

		6,247,967

		28,970,520

INDUSTRIALS - 1.1%
82,367	AMR Corp. (d)	331,939

OTHER - 2.6%
19,762	ProShares UltraShort S&P 500, ETF	805,894

	Total Common Stocks & Exchange-Traded Funds (Cost $30,468,303)	32,186,700

Units

Rights (d) - 0.5%

HEALTHCARE - 0.5%

Healthcare Equipment - 0.5%
52,949	Wright Medical Group, Inc.	143,492

	Total Rights (Cost $139,381)	143,492

14	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland Long/Short Healthcare Fund

Units		Value ($)

Warrants (d) - 9.1%

HEALTHCARE - 9.1%

Biotechnology - 8.5%
94,204	Discovery Laboratories, Inc., expires 02/16/2016 (a)	56,528
74,844	Galectin Therapeutics, Inc., expires 03/28/2017	95,052
121,816	MediciNova, Inc., expires 03/24/2016 (a)	121,328
690,000	NuPathe, Inc., expires 09/26/2017 (a)	1,401,375
271,081	Threshold Pharmaceuticals, Inc., expires 03/11/2016 (a)	940,970

		2,615,253

Life Sciences Tools & Services - 0.3%
177,478	Delcath Systems, Inc., expires 05/25/2017 (a)	17,217
40,000	Pluristem Therapeutics, Inc., expires 01/27/2016 (a)	38,921
30,000	pSivida Corp., expires 01/19/2016 (a)	44,809

		100,947

Pharmaceuticals - 0.3%
37,955	ADVENTRX Pharmaceuticals, Inc., expires 01/07/2016 (a)	796
252,549	Horizon Pharmaceuticals, expires 09/20/2017 (a)	40,408
521,727	Neostem, Inc., expires 07/19/2016 (a)	58,153

		99,357

	Total Warrants (Cost $71,662)	2,815,557

Contracts

Purchased Call Options (e) – 0.0%
662	Catamaran Corp. Strike price $57.50, expires 07/20/2013	9,930

	Total Purchased Call Options (Cost $114,381)	9,930

Purchased Put Options (e) - 1.2%
2,357	iShares Russell 2000 Index Strike price $96.00, expires 07/20/2013	353,550

	Total Purchased Put Options (Cost $423,179)	353,550

Total Investments - 115.9%		35,829,229

(Cost $32,016,906) (f)

$2,983,303 in cash was segregated or on deposit with the brokers to cover investments sold short as of June 30, 2013 and is included in “Other Assets & Liabilities, Net”:

Shares		Value ($)

Securities Sold Short - (25.7)%

Common Stocks - (25.7)%

HEALTHCARE - (24.1)%

Biotechnology - (9.6)%
26,848	Arena Pharmaceuticals, Inc. (g)	(206,730)
39,696	Dendreon Corp. (g)	(163,548)
35,815	ImmunoGen, Inc. (g)	(594,171)
15,253	Isis Pharmaceuticals, Inc. (g)	(409,848)
16,543	MannKind Corp. (g)	(107,529)
65,000	MediciNova, Inc. (g)	(170,950)
9,637	Seattle Genetics, Inc. (g)	(303,180)
12,572	Spectrum Pharmaceuticals, Inc.	(93,787)
27,296	Synergy Pharmaceuticals, Inc. (g)	(117,919)
150,001	Threshold Pharmaceuticals, Inc. (g)	(789,005)

		(2,956,667)

Healthcare Equipment - (7.3)%
4,591	Becton Dickinson and Co.	(453,728)
31,010	Masimo Corp.	(657,412)
10,528	Varian Medical Systems, Inc. (g)	(710,114)
5,790	Zimmer Holdings, Inc.	(433,903)

		(2,255,157)

Healthcare Facilities - (1.8)%
35,799	Health Management Associates, Inc., Class A (g)	(562,760)

Healthcare Services - (2.6)%
2,382	DaVita HealthCare Partners, Inc. (g)	(287,745)
14,629	Fresenius Medical Care AG & Co. KGaA, ADR	(515,965)

		(803,710)

Healthcare Technology - (0.8)%
9,926	HMS Holdings Corp. (g)	(231,276)

Managed Healthcare - (1.4)%
7,946	Magellan Health Services, Inc. (g)	(445,612)

Pharmaceuticals - (0.6)%
38,045	Sciclone Pharmaceuticals, Inc. (g)	(188,703)

		(7,443,885)

MATERIALS - (1.6)%
6,203	Sigma-Aldrich Corp.	(498,473)

	Total Common Stocks (Proceeds $7,793,861)	(7,942,358)

	Total Securities Sold Short (Proceeds $7,793,861)	(7,942,358)

Other Assets & Liabilities, Net - 9.8%		3,026,531

Net Assets - 100.0%		30,913,402

(a)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $3,715,422, or 12.0% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2013.

See accompanying Notes to Financial Statements.	15

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland Long/Short Healthcare Fund

(b)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2013. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(c)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $18,634,163.
(d)	Non-income producing security.
(e)	Options are shown at market value.
(f)	Cost for U.S. federal income tax purposes is $32,596,675.
(g)	No dividend payable on security sold short.

Glossary:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Written options contracts outstanding as of June 30, 2013 were as follows:

Description	Exerc- ise Price	Expira- tion Date	Number of Contracts	Premium	Value
Written Call Options:
Catamaran Corp.	$62.50	July 2013	662	$30,609	$(1,986)

16	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2013	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 66.3%

AEROSPACE - 3.5%
8,500,000	Continental Airlines, Inc. Term Loan B 4.00%, 04/01/2019	8,505,313
6,720,930	Hawker Beechcraft Acquisition Co. LLC Term Loan 5.75%, 02/14/2020	6,741,933
10,684,357	TransDigm, Inc. Tranche C Term Loan 02/28/2020 (b)	10,577,513

		25,824,759

BROADCASTING - 1.7%
1,980,000	Charter Communications Operating LLC Term Loan F 3.00%, 12/31/2020	1,966,803
6,000,000	Clear Channel Communications, Inc. Tranche D Term Loan 01/30/2019 (b)	5,479,980
5,448,553	ComCorp Broadcasting, Inc. Term Loan 9.00%, 04/01/2014 (c)	5,371,871

		12,818,654

CHEMICALS - 6.1%
1,600,000	Arysta LifeScience SPC LLC First Lien Initial Term Loan 05/29/2020 (b)	1,587,008
3,750,000	Second Lien Term Loan 11/30/2020 (b)	3,703,125
2,048,865	Axalta Coatings Systems Dutch Holdings B BV and Axalta Coatings Systems U.S. Holdings Inc. Initial Term Loan B 4.75%, 02/01/2020	2,052,205
9,887,744	Ineos U.S. Finance LLC Dollar Term Loan 4.00%, 05/04/2018	9,703,931
5,101,000	MacDermid, Inc. Tranche B First Lien Term Loan 06/07/2020 (b)	5,081,871
2,316,327	Tranche B Second Lien Term Loan 12/07/2020 (b)	2,348,176
6,673,233	PQ Corp. Term Loan 08/07/2017 (b)	6,690,750
2,992,341	Univar, Inc. Term Loan B 06/30/2017 (b)	2,927,093
2,885,262	W.R. Grace & Co. 5-Year Revolver (d)	5,878,736
2,885,262	Revolver Credit Loan (d)	5,878,736

		45,851,631

CONSUMER PRODUCTS - 0.8%
477,575	Spectrum Brands, Inc. Initial Term Loan 4.50%, 12/17/2019	479,963
2,448,295	SRAM LLC First Lien Term Loan 4.01%, 04/10/2020	2,426,873
3,406,749	Tempur-Pedic International, Inc. Term Loan B 3.50%, 03/18/2020	3,385,457

		6,292,293

Principal Amount ($)		Value ($)

FINANCIAL - 4.3%
6,221,867	Cunningham Lindsey U.S., Inc. First Lien Initial Term Loan 5.00%, 12/10/2019	6,221,867
6,000,000	Kasima, LLC Term Loan 3.25%, 05/17/2021	5,992,500
3,950,100	LPL Holdings, Inc. Incremental Tranche B Term Loan 4.00%, 03/29/2019	3,945,162
5,830,139	National Financial Partners Term Loan B 07/01/2020 (b)	5,818,012
5,750,000	Nuveen Investments, Inc. Tranche B First Lien Term Loan 05/13/2017 (b)	5,719,468
4,488,750	Ocwen Loan Servicing Initial Term Loan 5.00%, 02/15/2018	4,524,301

		32,221,310

FOOD & DRUG - 0.9%
6,923,501	SUPERVALU, Inc. Term Loan 03/21/2019 (b)	6,893,210

FOOD & TOBACCO - 0.3%
2,481,250	Burger King Corp. Tranche B Term Loan 3.75%, 09/28/2019	2,500,294

FOREST PRODUCTS & CONTAINERS - 0.7%
3,333,000	Berlin Packaging LLC First Lien Term Loan 4.75%, 04/02/2019	3,345,499
400,000	Second Lien Term Loan 8.75%, 04/02/2020	404,000
1,200,000	Pact Group (USA), Inc. Term Loan B 05/29/2020 (b)	1,195,500

		4,944,999

GAMING & LEISURE - 1.2%
49,819,311	Ginn LA Conduit Lender, Inc. First Lien Tranche B Term Loan (d)	1,992,772
23,243,312	First Lien Tranche A Credit-Linked Deposit (d)	929,733
7,000,000	Second Lien Term Loan (c)(d)	—
9,797,333	LLV Holdco LLC Exit Revolving Loan 5.00%, 02/28/2017 (c)(e)(f)	5,211,202
613,197	Tamarack Resort LLC Term Loan (d)	521,217
18,000,000	WAICCS Las Vegas 3 LLC Second Lien Term Loan (d)	90,000

		8,744,924

HEALTHCARE - 8.5%
5,000,000	Carestream Health, Inc. Second Lien Term Loan 12/07/2019 (b)	4,925,000
2,601,000	Catalent Pharma Solutions, Inc. Term Loan 6.50%, 12/31/2017	2,589,634
30,123,197	CCS Medical, Inc. First Lien Term Loan 8.25%, 03/31/2015 (f)	29,596,041

See accompanying Notes to Financial Statements.	17

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

HEALTHCARE (continued)
3,155,213	HCA, Inc. Tranche B-4 Term Loan 2.95%, 05/01/2018	3,144,848
9,376,491	Kinetic Concepts, Inc. Dollar Term Loan D-1 4.50%, 05/04/2018	9,408,136
7,819,209	Onex Carestream Finance LP First Lien Term Loan 06/07/2019 (b)	7,747,116
2,119,687	Select Medical Corp. Series C Tranche B Term Loan 4.00%, 06/01/2018	2,120,567
2,992,500	United Surgical Partners International, Inc. Tranche B Term Loan 4.75%, 04/03/2019	2,990,645
1,011,390	Universal Health Services, Inc. Tranche B-1 Term Loan 2.44%, 11/15/2016	1,014,677

		63,536,664

HOUSING - 2.1%
4,987,500	Armstrong World Industries, Inc. Term Loan B 3.50%, 03/15/2020	4,995,056
2,992,500	CBRE Services, Inc. Tranche B Term Loan 2.95%, 03/28/2021	2,991,572
8,000,000	EH/Transeastern LLC/TE TOUSA Term Loan (c)(d)	4,000,000
315,540	Las Vegas Land Holdings LLC Term Loan 2.28%, 03/31/2016	287,142
8,368,601	LBREP/L-Suncal Master I LLC First Lien Term Loan (c)(d)	1,016,785
1,957,290	Nevada Land Group LLC Second Lien Initial Term Loan 10.00%, 11/12/2013 (f)	879,606
1,647,635	First Lien Initial Term Loan 40.20%, 11/10/2013 (f)	1,655,874

		15,826,035

INFORMATION TECHNOLOGY - 7.3%
9,554,616	Avaya, Inc. Term Loan B-5 03/31/2018 (b)	8,983,919
8,380,241	CommScope, Inc. Tranche 2 Term Loan 3.75%, 01/14/2018	8,413,427
1,258,415	Dealer Computer Services, Inc. Tranche B Term Loan 2.20%, 04/21/2016	1,261,561
10,447,500	Kronos, Inc. First Lien Incremental Term Loan 4.50%, 10/30/2019	10,497,126
3,500,000	Second Lien Initial Term Loan 9.75%, 04/30/2020	3,622,500
889,650	Novell, Inc. First Lien Term Facility 7.27%, 11/22/2017	892,510
2,989,987	RP Crown Parent LLC First Lien Term Loan 12/21/2018 (b)	3,008,675

Principal Amount ($)		Value ($)

INFORMATION TECHNOLOGY (continued)
7,000,000	Scientific Games International, Inc. Initial Term Loan 05/22/2020 (b)	6,915,440
1,243,750	SunGard Data Systems, Inc. Tranche D Term Loan 4.50%, 01/31/2020	1,250,360
2,287,151	Verint Systems, Inc. Term Loan 4.00%, 09/06/2019	2,294,779
7,040,892	Vertafore, Inc. Term Loan 4.25%, 10/03/2019	7,070,815

		54,211,112

MANUFACTURING - 2.7%
	Doncasters U.S. Finance LLC
6,000,000	Second Lien Term Loan 10/09/2020 (b)	6,022,500
5,830,388	Term Loan B 04/09/2020 (b)	5,837,675
7,980,000	Veyance Technologies, Inc. Term Loan 5.25%, 09/08/2017	7,930,125

		19,790,300

MEDIA & TELECOMMUNICATIONS - 6.4%
4,333,333	Aufinco Pty, Ltd. Term Loan B 05/29/2020 (b)	4,333,333
59,425,403	Broadstripe LLC First Lien Term Loan (c)(d)	3,826,996
1,713,726	Revolver (c)(d)	110,364
3,824,598	Cumulus Media Holdings, Inc. First Lien Term Loan 4.50%, 09/17/2018	3,838,137
2,961,787	Endurance Business Media, Inc. Term Loan 6.50%, 12/14/2014 (f)	1,332,804
334,389	FoxCo Acquisition Sub LLC Initial Term Loan 5.50%, 07/14/2017	338,153
7,455,385	Integra Telecom Holdings, Inc. Term Loan B 02/22/2019 (b)	7,475,887
2,000,000	Knowledgepoint360 Group LLC Second Lien Term Loan 7.27%, 04/13/2015	1,740,000
2,000,000	Level 3 Financing, Inc. Tranche B-II Term Loan 08/01/2019 (b)	2,004,370
5,500,000	Tranche B Term Loan 5.25%, 08/01/2019	5,518,343
	Univision Communications, Inc.
5,280,765	Incremental Term Loan 4.00%, 03/01/2020	5,182,860
6,692,484	Extended First Lien Term Loan 4.50%, 03/01/2020	6,642,290
5,223,000	TWCC Holding Corp. Second Lien Term Loan 06/26/2020 (b)	5,275,230

		47,618,767

METALS & MINERALS - 0.5%
3,679,465	Walter Energy, Inc. Term Loan B 04/02/2018 (b)	3,600,503

18	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

RETAIL - 3.8%
1,954,749	Bass Pro Group LLC Term Loan 4.00%, 11/20/2019	1,956,664
3,676,395	Burlington Coat Factory Warehouse Corp. Term Loan B-2 4.25%, 02/23/2017	3,683,748
7,846,182	Guitar Center, Inc. Extended Term Loan 6.28%, 04/09/2017	7,795,496
6,730,000	JC Penney Corp., Inc. Term Loan 05/22/2018 (b)	6,751,603
5,793,969	Michaels Stores, Inc. Term Loan B 3.75%, 01/28/2020	5,787,335
2,075,000	Neiman Marcus Group, Inc. (The) Term Loan 4.00%, 05/16/2018	2,071,649

		28,046,495

SERVICE - 8.6%
4,628,827	ADS Waste Holdings, Inc. Tranche B Term Loan 4.25%, 10/09/2019	4,624,198
636,401	Advantage Sales & Marketing Inc. First Lien Term Loan 4.25%, 12/18/2017	637,674
650,220	Second Lien Term Loan 8.25%, 06/17/2018	654,554
997,500	Avis Budget Car Rental LLC Tranche B Term Loan 03/15/2019 (b)	1,000,991
8,958,765	EnergySolutions LLC Term Loan 6.75%, 08/15/2016	9,014,802
7,523,155	First Data Corp. Dollar Term Loan 4.19%, 03/24/2017	7,365,658
2,500,000	Dollar Term Loan 4.19%, 03/23/2018	2,443,400
2,000,000	Term Loan 4.19%, 09/24/2018	1,952,920
6,138,615	Moneygram International, Inc. Term Loan 4.25%, 03/27/2020	6,165,502
5,970,000	Sabre, Inc. Term Loan B 5.25%, 02/19/2019	6,015,999
3,736,000	Spin Holdco, Inc. First Lien Initial Term Loan 11/14/2019 (b)	3,727,837
2,000,000	State Class Tankers II LLC Initial Term Loan 06/20/2020 (b)	1,995,000
10,000,000	Travelport LLC Term Loan 06/26/2019 (b)	9,912,500
1,018,444	Tranche 2 Term Loan 8.38%, 12/01/2016	1,014,880
683,905	Tranche 1 Term Loan 9.50%, 01/31/2016	702,712
7,273,000	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 3.75%, 04/02/2020	7,242,999

		64,471,626

Principal Amount ($)		Value ($)
TRANSPORTATION - 3.3%
4,600,000	Affinia Group, Inc. Tranche B-2 Term Loan 04/25/2020 (b)	4,594,250
12,476,503	Delta Air Lines, Inc. Term Loan B-1 4.00%, 10/18/2018	12,501,019
25,910	JHT Holdings, Inc. Second Lien Term Loan 12.50%, 10/24/2013 (c)	21,065
4,987,437	Pilot Travel Centers LLC Tranche B Term Loan 03/30/2018 (b)	4,923,548
2,992,462	Tranche B Term Loan 4.25%, 08/07/2019	2,959,740

		24,999,622

UTILITY - 3.6%
248,096	Calpine Corp. Term Loan 4.00%, 04/01/2018	248,163
592,000	Equipower Resources Holdings LLC Term Loan B 12/21/2018 (b)	589,780
2,367,000	Term Loan C 12/31/2019 (b)	2,355,165
23,305,782	Texas Competitive Electric Holdings Co. LLC Extended Term Loan 10/10/2017 (b)	16,324,302
7,249,286	Topaz Power Holdings LLC Term B Advance 5.25%, 02/26/2020	7,260,160

		26,777,570

	Total U.S. Senior Loans (Cost $666,595,453)	494,970,768

Principal Amount

Foreign Denominated or Domiciled
Senior Loans (a) - 5.8%

CANADA - 2.0%
USD
5,984,994	Tervita Corp. Term Loan 05/15/2018 (b)	5,977,513
5,926,000	Valeant Pharmaceuticals International, Inc. Term Loan E 06/26/2020 (b)	5,913,407
2,985,000	Series C-1 Tranche B Term Loan 3.50%, 12/11/2019	2,967,284

		14,858,204

CAYMAN ISLANDS - 0.6%
USD
4,219,392	Edwards (Cayman Islands II), Ltd. First Lien Initial Term Loan 4.75%, 03/26/2020	4,229,940

FRANCE - 0.2%
EUR
1,337,606	Vivarte Acquisition/Capex Facility 1 2.77%, 03/08/2016	1,649,023

See accompanying Notes to Financial Statements.	19

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland Floating Rate Opportunities Fund

Principal Amount		Value ($)
Foreign Denominated or Domiciled Senior Loans (continued)

GERMANY - 0.1%
EUR
334,902	Schieder Mobel Holding GmbH Delayed Draw Term Loan (c)(d)	343,948

GERMANY - 0.2%
USD
1,655,000	Ina Beteiligungsgesellschaft Mit Beschrankter Haftung Term Loan Facility C 4.25%, 01/27/2017	1,659,965

IRELAND - 0.9%
USD
6,311,591	SSI Investments II, Ltd. Term Loan 5.00%, 05/26/2017	6,361,547

LUXEMBOURG - 0.4%
USD
1,436,492	AI Chem & Cy SCA Tranche B-1 Term Loan 4.50%, 10/04/2019	1,431,105
745,326	Tranche B-2 Term Loan 4.50%, 10/04/2019	742,531
592,592	Second Lien Term Loan 8.25%, 04/03/2020	595,555

		2,769,191

UNITED KINGDOM - 0.0%
GBP
1,040,525	Henson No. 4, Ltd. Term Loan Facility B (c)(d)	135,966
1,041,804	Term Loan Facility C (c)(d)	135,023

		270,989

UNITED KINGDOM - 0.9%
USD
7,000,000	Virgin Media Investment Holdings, Ltd. Term Loan Facility B 06/08/2020 (b)	6,936,825

UNITED STATES - 0.5%
GBP
2,654,551	Knowledgepoint360 Group LLC First Lien Term Loan 3.77%, 04/13/2014 (c)	3,984,287

	Total Foreign Denominated or Domiciled Senior Loans (Cost $47,675,483)	43,063,919

Principal Amount ($)

Collateralized Loan Obligations - 9.1%
2,000,000	ABCLO, Ltd. Series 2007-1A, Class C 2.13%, 04/15/2021 (g)(h)	1,773,442
2,000,000	ACA CLO, Ltd. Series 2007-1A, Class D 2.63%, 06/15/2022 (g)(h)	1,800,000

Principal Amount ($)		Value ($)
1,500,000	ACAS CLO, Ltd. Series 2007-1A, Class D 4.53%, 04/20/2021 (g)(h)	1,324,350
1,000,000	Apidos CDO Series 2007-5A, Class C 1.73%, 04/15/2021 (g)(h)	876,300
1,500,000	Apidos CLO Series 2013-12A, Class D 3.32%, 04/15/2025 (g)(h)	1,369,650
1,000,000	Series 2013-12A, Class F 5.17%, 04/15/2025 (g)(h)	834,800
2,000,000	Babson CLO, Inc. Series 2005-2A, Class C1 1.98%, 07/20/2019 (g)(h)	1,830,640
2,000,000	Babson Mid-Market CLO, Inc. Series 2007-2A, Class D 1.98%, 04/15/2021 (g)(h)	1,798,340
1,000,000	Series 2007-2A, Class E 3.93%, 04/15/2021 (g)(h)	888,620
750,000	BlueMountain CLO, Ltd. Series 2013-2A, Class D 3.82%, 01/22/2025 (g)(h)(i)	710,625
250,000	Series 2013-2A, Class E 5.32%, 01/22/2025 (g)(h)(i)	233,175
2,250,000	Brentwood CLO Corp. Series 2006-1A, Class B 1.09%, 02/01/2022 (g)(h)	1,974,375
2,000,000	Carlyle Global Market Strategies CLO Series 2013-2A, Class D 4.06%, 04/18/2025 (g)(h)	1,905,000
1,700,000	Catamaran CLO, Ltd. Series 2013-1A, Class E 5.28%, 01/27/2025 (g)(h)	1,620,100
1,500,000	Series 2012-1A, Class E 5.52%, 12/20/2023 (g)(h)	1,393,125
750,000	Series 2013-1A, Class F 5.97%, 01/27/2025 (g)(h)	681,375
1,000,000	Cent CDO, Ltd. Series 2007-14A, Class D 1.58%, 04/15/2021 (g)(h)	870,000
3,000,000	Series 2007-15A, Class C 2.53%, 03/11/2021 (g)(h)	2,706,068
2,000,000	ColumbusNova CLO, Ltd. Series 2007-1A, Class D 1.62%, 05/16/2019 (g)(h)	1,770,000
1,850,000	CSAM Funding II Series 2A, Class B1 7.05%, 10/15/2016 (g)	1,850,000
1,000,000	Dryden Senior Loan Fund Series 2012-25A, Class E 5.83%, 01/15/2025 (g)(h)	945,000
3,000,000	Eastland CLO, Ltd. Series 2007-1A, Class C 1.77%, 05/01/2022 (g)(h)	2,550,000
2,000,000	Goldman Sachs Asset Management CLO PLC Series 2007-1A, Class D 3.02%, 08/01/2022 (g)(h)	1,900,000
1,695,322	Series 2007-1A, Class E 5.27%, 08/01/2022 (g)(h)	1,593,602

20	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
1,000,000	Grayson CLO, Ltd. Series 2006-1A, Class B 0.97%, 11/01/2021 (g)(h)	825,000
3,000,000	Greenbriar CLO, Ltd. Series 2007-1A, Class C 2.02%, 11/01/2021 (g)(h)	2,701,500
814,466	Greywolf CLO, Ltd. Series 2007-1A, Class E 4.22%, 02/18/2021 (g)(h)	757,453
1,000,000	Series 2013-1A, Class D 4.98%, 04/15/2025 (g)(h)	886,400
1,250,000	Series 2013-1A, Class E 5.33%, 04/15/2025 (g)(h)	1,043,875
1,000,000	Gulf Stream - Sextant CLO, Ltd. Series 2006-1A, Class D 1.87%, 08/21/2020 (g)(h)	930,000
1,004,938	Hewett’s Island CDO, Ltd. Series 2007-1RA, Class E 7.03%, 11/12/2019 (g)(h)	995,893
1,000,000	ING Investment Management Series 2006-3A, Class C 1.73%, 12/13/2020 (g)(h)	921,500
1,000,000	Inwood Park CDO, Ltd. Series 2006-1A, Class E 3.78%, 01/20/2021 (g)(h)	875,990
1,000,000	Jersey Street CLO, Ltd. Series 2006-1A, Class D 1.82%, 10/20/2018 (g)	910,000
2,500,000	Katonah CLO, Ltd. Series 2006-9A, Class B1L 1.68%, 01/25/2019 (g)(h)	2,237,500
636,115	Series 7A, Class D 2.13%, 11/15/2017 (g)(h)	594,768
1,000,000	Landmark CDO, Ltd. Series 2007-9A, Class E 3.78%, 04/15/2021 (g)(h)	876,300
500,000	LCM, Ltd. Series 14-A, Class F 5.43%, 07/15/2025 (g)	402,950
835,038	Navigator CDO, Ltd. Series 2006-2A, Class D 3.77%, 09/20/2020 (g)(h)	704,939
3,000,000	Newmark Capital Funding CLO, Ltd. Series 2013-1A, Class E 5.02%, 06/02/2025 (g)(h)(i)	2,625,000
1,000,000	OHA Credit Partners, Ltd. Series 2012-7A, Class D 4.27%, 11/20/2023 (g)(h)	968,600
1,000,000	Palmer Square CLO, Ltd. Series 2013-1A, Class C 4.32%, 05/15/2025 (g)(h)	936,600
1,000,000	Series 2013-1A, Class D 5.47%, 05/15/2025 (g)(h)	903,300
1,500,000	Rockwall CDO, Ltd. Series 2006-1A, Class A1LB 0.77%, 08/01/2021 (g)(h)	1,331,250
1,500,000	Schiller Park CLO, Ltd. Series 2007-1A, Class C 1.00%, 04/25/2021 (g)	1,346,250

Principal Amount ($)		Value ($)
3,000,000	Stanfield Azure CLO, Ltd. Series 2006-1A, Class B1L 1.97%, 05/27/2020 (g)(h)	2,797,500
2,000,000	Stanfield Daytona CLO, Ltd. Series 2007-1A, Class B1L 1.63%, 04/27/2021 (g)(h)	1,800,800
3,000,000	Stanfield McLaren CLO Delaware Corp. Series 2007-1A, Class B1L 2.67%, 02/27/2021 (g)(h)	2,765,100
951,289	Series 2007-1A, Class B2L 4.77%, 02/27/2021 (g)(h)	857,920
679,685	Victoria Falls CLO, Ltd. Series 2005-1A, Class D 2.37%, 02/17/2017 (g)(h)	648,250

	Total Collateralized Loan Obligations (Cost $61,201,157)	67,843,225

Corporate Bonds & Notes - 4.1%

BROADCASTING - 0.0%
500,000	Clear Channel Communications, Inc. 9.00%, 12/15/2019 (g)	487,500

CHEMICALS - 0.7%
5,000,000	TPC Group, Inc. 8.75%, 12/15/2020 (g)(j)	5,137,500

DIVERSIFIED MEDIA - 0.3%
2,000,000	Univision Communications, Inc. 6.75%, 09/15/2022 (g)(j)	2,110,000

ENERGY - 0.4%
3,000,000	Venoco, Inc. 8.88%, 02/15/2019	2,940,000

FOOD & DRUG - 0.2%
2,000,000	SUPERVALU, Inc. 6.75%, 06/01/2021 (g)(j)	1,870,000

GAMING & LEISURE - 0.3%
2,000,000	Caesars Entertainment Operating Co., Inc. 11.25%, 06/01/2017	2,087,500

HEALTHCARE – 0.1%
322,000	Alere, Inc. 6.50%, 06/15/2020 (j)	313,548
500,000	Tenet Healthcare Corp. 4.38%, 10/01/2021 (g)	459,375

		772,923

INFORMATION TECHNOLOGY – 0.5%
4,571,000	Avaya, Inc. 10.50%, 03/01/2021 (j)	3,485,387

METALS & MINERALS - 0.2%
2,000,000	Walter Energy, Inc. 8.50%, 04/15/2021 (g)(j)	1,610,000

See accompanying Notes to Financial Statements.	21

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Corporate Bonds & Notes (continued)

SERVICE - 0.6%
3,500,000	Sabre, Inc. 8.50%, 05/15/2019 (g)	3,740,625
575,000	Travelport LLC 13.88%, 03/01/2016 (g)	590,812

		4,331,437

UTILITY – 0.8%
8,000,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020	6,020,000

	Total Corporate Bonds & Notes (Cost $31,585,755)	30,852,247

Principal Amount

Foreign Corporate Bonds & Notes (g)(j) – 1.0%

CANADA - 0.2%
USD
1,207,000	Tervita Corp. 8.00%, 11/15/2018	1,215,298

UNITED KINGDOM - 0.8%
USD
5,325,000	Ineos Finance PLC 8.38%, 02/15/2019	5,837,531

	Total Foreign Corporate Bonds & Notes (Cost $6,640,062)	7,052,829

Shares

Claims (k) - 0.2%

OTHER - 0.0%
2,260,867	Hillcrest IV (c)	—

TELECOMMUNICATIONS - 0.2%
3,791,858	Wind Telecomunicazione SpA Trade Claim Facility 3692 (d)(l)	1,763,214

	Total Claims (Cost $4,963,641)	1,763,214

Common Stocks & Exchange-Traded Funds - 16.1%

BROADCASTING - 5.3%
304,726	Communications Corp. of America (c)(k)	1,542,310
5,160	Young Broadcasting Holding Co., Inc., Class A (f)(k)	38,184,000

		39,726,310

ENERGY - 0.2%
1,118,286	Value Creation, Inc. (k)	1,677,429

GAMING & LEISURE - 0.0%
44	LLV Holdco LLC - Litigation Trust Units (c)(f)(k)	—
34,512	LLV Holdco LLC - Series A, Membership Interest (c)(f)(k)	—
2,819	LLV Holdco LLC - Series B, Membership Interest (c)(f)(k)	—

		—

Shares		Value ($)

HEALTHCARE - 1.7%
207,031	CCS Medical, Inc. (c)(f)(k)	12,479,828

HOUSING - 0.8%
1,648,350	CCD Equity Partners LLC (c)(f)(k)	4,714,281
5,000,000	KAG Property LLC	950,000
880,996	Las Vegas Land Holdings LLC	264,299
8	Nevada Land Group LLC (c)(f)(k)	—

		5,928,580

MEDIA & TELECOMMUNICATIONS - 3.4%
4,921	Endurance Business Media, Inc., Class A (c)(f)(k)	—
501,736	Metro-Goldwyn-Mayer, Inc., Class A	25,295,773

		25,295,773

OTHER - 3.1%
1,150,000	Highland/iBoxx Senior Loan, ETF (f)(j)	22,954,000

REAL ESTATE INVESTMENT TRUST - 1.4%
578,225	Spirit Realty Capital, Inc., REIT (j)	10,246,147

TELECOMMUNICATIONS - 0.2%
180,540	Fairpoint Communications, Inc.	1,507,509

TRANSPORTATION - 0.0%
2,030	JHT Holdings, Inc. (c)	—

UTILITY - 0.0%
286,159	Entegra TC LLC	78,694

	Total Common Stocks & Exchange-Traded Funds (Cost $394,730,534)	119,894,270

Units

Warrants (f)(k) - 0.0%

BROADCASTING - 0.0%
9	Young Broadcasting Holding Co., Inc., expires 12/24/24	66,600

GAMING & LEISURE - 0.0%
1,834	LLV Holdco LLC - Series C, Membership Interest, expires 07/15/15 (c)	—
2,522	LLV Holdco LLC - Series D, Membership Interest, expires 07/15/15 (c)	—
2,819	LLV Holdco LLC - Series E, Membership Interest, expires 07/15/15 (c)	—
3,172	LLV Holdco LLC - Series F, Membership Interest, expires 07/15/15 (c)	—
3,594	LLV Holdco LLC - Series G, Membership Interest, expires 07/15/15 (c)	—

		—

	Total Warrants (Cost $18,833)	66,600

22	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland Floating Rate Opportunities Fund

Shares		Value ($)

Investment Companies (m) - 1.4%
10,519,728	State Street Navigator Prime Securities Lending Portfolio	10,519,728

	Total Investment Companies (Cost $10,519,728)	10,519,728

Total Investments - 104.0%		776,026,800

(Cost $1,223,930,646) (n)
Other Assets & Liabilities, Net - (4.0)%		(29,776,704)

Net Assets - 100.0%		746,250,096

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (j) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2013. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $42,893,926, or 5.7% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2013.
(d)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.
(e)	Fixed rate senior loan.
(f)	Affiliated issuer. Assets with a total aggregate market value of $117,074,236, or 15.7% of net assets, were affiliated with the Fund as of June 30, 2013.
(g)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2013, these securities amounted to $100,720,801 or 13.5% of net assets.
(h)	Variable or floating rate security. The interest rate shown reflects the rate in effect June 30, 2013.
(i)	Security purchased on a when-issued basis. As of June 30, 2013, assets with a total aggregate market value of $3,568,800, or 0.5% of net assets, were purchased on a when-issued basis.
(j)	Securities (or a portion of securities) on loan. As of June 30, 2013, the market value of securities loaned was $10,288,909. The loaned securities were secured with cash collateral of $10,519,728. Collateral is calculated based on prior day’s prices.
(k)	Non-income producing security.
(l)	These positions represent claims that have been filed with the United State Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(m)	Represents investments of cash collateral received in connection with securities lending.
(n)	Cost for U.S. federal income tax purposes is $1,245,599,522.

Currency Abbreviations:

EUR	Euro Currency
GBP	British Pound

Glossary:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CSF	Credit Suisse First Boston
ETF	Exchange-Traded Fund
PLC	Public Limited Company
PNC	PNC Capital Markets LLC
REIT	Real Estate Investment Trust

Forward foreign currency exchange contracts outstanding as of June 30, 2013 were as follows:

Contracts to Buy or to Sell	Currency	Counter - party	Principal Amount Covered by Contracts	Expiration	Unrealized Appreciation/ (Depreciation)
Sell	EUR	PNC	1,485,000	08/01/2013	$85,753
Sell	GBP	CSF	4,920,000	08/01/2013	305,971

					$391,724

Foreign Denominated or Domiciled Senior Loans and Foreign Corporate Bonds & Notes Industry Concentration Table: (% of Net Assets)
Media & Telecommunications	1.5%
Healthcare	1.2%
Chemicals	1.2%
Service	1.0%
Information Technology	0.8%
Manufacturing	0.6%
Retail	0.3%
Transportation	0.2%
Consumer Durables	0.0%

Total	6.8%

See accompanying Notes to Financial Statements.	23

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2013	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Floating Rate Opportunities Fund ($)
Assets
Unaffiliated investments, at value (a)	843,862,997	35,829,229	658,952,564
Affiliated investments, at value (Note 12)	14,970,000	—	117,074,236

Total Investments, at value	858,832,997	35,829,229	776,026,800
Cash	—	3,322,035	72,962,675
Foreign currency	—	—	24,161
Restricted Cash—Securities Sold Short (Note 2)	258,367,267	2,983,303	—
Unrealized appreciation on forward foreign currency contracts	—	—	391,724
Receivable for:
Investments sold	128,219,373	1,649,073	26,973,273
Dividend and interest	688,673	207,554	4,156,045
Fund shares sold	4,284,509	8,761	33,394,181
Prepaid expenses and other assets	49,761	109,925	35,524
Prepaid litigation fee	—	—	322,188

Total assets	1,250,442,580	44,109,880	914,286,571

Liabilities
Bank overdraft of foreign currency	—	397	—
Due to custodian	1,200,380	—	—
Securities sold short, at value (Note 2 and 9)	255,003,880	7,942,358	—
Written options contracts, at value (Note 3 and 9)	122,500	1,986	—

Payable for:
Upon receipt of securities loaned (Note 5)	70,164,086	—	10,519,728
Distributions to shareholders	631,500	1,158	692,011
Investments purchased	40,544,550	4,959,029	154,883,124
Fund shares redeemed	1,281,765	174,107	724,051
Investment advisory and administration fees (Note 7)	923,714	32,925	553,814
Trustees’ fees (Note 7)	35,521	1,372	22,233
Distribution and shareholder service fees (Note 7)	18,101	1,814	67,623
Transfer agent fees	159,507	6,183	83,297
Interest expense (Note 6)	—	—	22,185
Commitment fee payable (Note 6)	1,373	47	93,042
Accrued expenses and other liabilities	374,661	75,102	375,367

Total liabilities	370,461,538	13,196,478	168,036,475

Net Assets	879,981,042	30,913,402	746,250,096

Investments, at cost	819,141,916	32,016,906	800,567,415
Affiliated investments, at cost	15,007,500	—	423,363,231
Foreign currency, at cost	—	(406)	24,699
Proceeds from securities sold short	257,663,237	7,793,861	—
Written option premiums received	188,490	30,609	—
(a) Includes market value of securities on loan	68,905,939	—	10,288,909

24	See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of June 30, 2013	Highland Funds I

	Highland Long/Short Equity Fund ($)		Highland Long/Short Healthcare Fund ($)		Highland Floating Rate Opportunities Fund ($)
Net Assets Consist of:
Par value (Note 1)	76,281		2,797		96,419
Paid-in capital	849,436,812		37,734,063		2,108,497,826
Accumulated net investment loss	—		(304,716)		(24,003,420)
Accumulated net realized gain (loss) from investments, securities sold short, written options, futures contracts, and foreign currency transactions	3,059,021		(10,211,062)		(890,820,429)
Net unrealized appreciation (depreciation) on investments, securities sold short, written options, and foreign currency translations	27,408,928		3,692,320		(447,520,300)

Net Assets	879,981,042		30,913,402		746,250,096

Class A:
Net assets	141,350,537		11,652,012		249,450,394
Shares outstanding ($0.001 par value; unlimited shares authorized)	12,432,830		1,056,639		32,221,585
Net asset value per share (Net assets/shares outstanding)	11.37	(a)	11.03	(a)	7.74	(a)
Maximum offering price per share (100 / 94.50 of $11.37, $11.03 and 100 / 96.50 of $7.74, respectively)	12.03	(b)	11.67	(b)	8.02	(b)

Class B:
Net assets	—		—		153,600
Shares outstanding ($0.001 par value; unlimited shares authorized)	—		—		19,939
Net asset value and offering price per share (Net assets/shares outstanding)	—		—		7.70	(a)

Class C:
Net assets	45,925,197		5,460,383		326,475,980
Shares outstanding ($0.001 par value; unlimited shares authorized)	4,194,774		511,403		42,178,456
Net asset value and offering price per share (Net assets/shares outstanding)	10.95	(a)	10.68	(a)	7.74	(a)

Class Z
Net assets	692,705,308		13,801,007		170,170,122
Shares outstanding ($0.001 par value; unlimited authorization)	59,652,964		1,229,257		21,998,889
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	11.61		11.23		7.74

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	On sales of $1,000,000 or more, there is no sales charge and therefore the offering price will be lower.

See accompanying Notes to Financial Statements.	25

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2013	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Floating Rate Opportunities Fund ($)
Investment Income
Income:
Dividends from unaffiliated issuers	10,004,501	114,912	567,820
Dividends from affiliated issuers (Note 12)	505,942	—	642,344
Less: Foreign taxes withheld	(49,898)	—	(5)
Interest from unaffiliated issuers	—	33,600	29,564,594
Interest from affiliated issuers (Note 12)	—	—	465,404
Securities lending income (Note 5)	787,245	98,083	7,303
Other income	—	209,393	256,185

Total Investment Income	11,247,790	455,988	31,503,645

Expenses:
Investment advisory and administration fees (Note 7)	21,688,798	480,008	5,016,307
Distribution and shareholder service fees: (Note 7)
Class A	812,537	68,632	686,633
Class B	—	—	11,546
Class C	525,227	69,977	2,665,875
Transfer agent fees	1,085,720	66,583	780,845
Trustees’ fees (Note 7)	216,113	8,813	132,021
Custody fees	90,564	19,328	29,320
Accounting services fees	420,504	81,650	241,837
Audit fees	196,869	11,926	188,722
Legal fees	692,800	46,708	547,936
Registration fees	91,534	68,150	78,750
Insurance	193,616	10,866	138,440
Reports to shareholders	214,327	13,221	145,398
Interest expense (Note 6)	—	—	402,139
Commitment fees-credit agreement (Note 6)	1,373	47	362,105
Dividends and fees on securities sold short (Note 2)	6,134,142	428,059	—
Other	118,400	43,353	34,706

Total operating expenses before waiver and reimbursement	32,482,524	1,417,321	11,462,580
Less: Expenses waived or borne by the Adviser (Note 7)	(11,161,089)	—	(1,236,430)

Net operating expenses	21,321,435	1,417,321	10,226,150

Net investment income (loss)	(10,073,645)	(961,333)	21,277,495

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	85,034,937	4,480,383	(20,821,695)
Investments from affiliated issuers	—	—	1,354,656
Securities sold short (Note 2)	(54,083,595)	(5,009,447)	—
Written options contracts (Note 3)	6,307,649	31,481	—
Futures contracts (Note 3)	(125)	—	—
Foreign currency related transactions	(342,575)	(20,535)	(6,919,283)
Change in unrealized appreciation (depreciation) on:
Investments	964,634	14,539	103,879,441
Securities sold short (Note 2)	2,068,127	752,928	—
Unfunded transactions (Note 11)	—	—	73,211
Written options (Note 3)	65,990	28,623	—
Foreign currency related translations	—	11	(374,042)

Net realized and unrealized gain on investments	40,015,042	277,983	77,192,288

Total increase (decrease) in net assets resulting from operations	29,941,397	(683,350)	98,469,783

26	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2013 ($)	Year Ended June 30, 2012 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(10,073,645)	(11,510,141)
Net realized gain (loss) on investments, securities sold short, written option contracts, futures contracts and foreign currency transactions	36,916,291	19,435,137
Net increase in unrealized appreciation (depreciation) on investments, securities sold short and written options contracts	3,098,751	9,547,963

Net increase from operations	29,941,397	17,472,959

Distributions to shareholders from:
Net realized gains
Class A	(6,734,680)	(1,480,464)
Class C	(1,461,758)	(377,313)
Class Z	(15,891,663)	(1,625,112)

Total distributions	(24,088,101)	(3,482,889)

Share transactions:
Proceeds from sale of shares
Class A	113,098,248	127,509,203
Class C	9,352,984	8,963,308
Class Z	484,118,868	305,281,367
Value of distributions reinvested
Class A	4,101,890	803,142
Class C	884,764	217,712
Class Z	9,195,206	411,794
Cost of shares redeemed
Class A	(242,284,369)	(152,758,457)
Class C	(21,854,014)	(30,904,879)
Class Z	(205,639,005)	(79,766,607)
Redemption fees (Note 8)	74,812	17,902

Net increase from share transactions	151,049,384	179,774,485

Total increase in net assets	156,902,680	193,764,555

Net Assets
Beginning of year	723,078,362	529,313,807

End of year	879,981,042	723,078,362

Accumulated net investment loss	—	—

See accompanying Notes to Financial Statements.	27

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2013 ($)	Year Ended June 30, 2012 ($)
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	10,026,831	11,627,657
Issued for distributions reinvested	376,666	75,625
Shares redeemed	(21,484,575)	(13,998,859)

Net decrease in fund shares	(11,081,078)	(2,295,577)

Class C:
Shares sold	857,610	832,495
Issued for distributions reinvested	84,023	21,096
Shares redeemed	(2,008,135)	(2,909,250)

Net decrease in fund shares	(1,066,502)	(2,055,659)

Class Z
Shares sold	41,975,607	27,423,143
Issued for distributions reinvested	828,397	38,129
Shares redeemed	(17,917,404)	(7,206,371)

Net increase in fund shares	24,886,600	20,254,901

28	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2013 ($)	Year Ended June 30, 2012 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(961,333)	(1,450,496)
Net realized gain (loss) on investments, securities sold short, written options, and foreign currency transactions	(518,118)	(5,277,225)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options and foreign currency translations	796,101	(965,464)

Net decrease from operations	(683,350)	(7,693,185)

Distributions to shareholders from:
Net investment income
Class A	—	(4,451,166)
Class C	—	(990,840)
Class Z	—	(1,343,875)

Total distributions	—	(6,785,881)

Share transactions:
Proceeds from sale of shares
Class A	5,604,225	53,131,757
Class C	701,692	7,272,381
Class Z	4,412,515	16,693,132
Value of distributions reinvested
Class A	—	3,639,301
Class C	—	876,329
Class Z	—	586,496
Cost of shares redeemed
Class A	(23,020,947)	(41,807,925)
Class C	(4,251,333)	(2,885,751)
Class Z	(5,113,810)	(13,368,700)
Redemption fees (Note 8)	12,549	46,413

Net increase (decrease) from share transactions	(21,655,109)	24,183,433

Total increase (decrease) in net assets	(22,338,459)	9,704,367

Net Assets
Beginning of year	53,251,861	43,547,494

End of year	30,913,402	53,251,861

Accumulated net investment loss	(304,716)	(958,150)

See accompanying Notes to Financial Statements.	29

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2013 ($)	Year Ended June 30, 2012 ($)
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	534,383	4,269,260
Issued for distributions reinvested	—	320,361
Shares redeemed	(2,224,834)	(3,570,469)

Net increase (decrease) in fund shares	(1,690,451)	1,019,152

Class C:
Shares sold	66,897	596,964
Issued for distributions reinvested	—	78,949
Shares redeemed	(422,264)	(257,935)

Net increase (decrease) in fund shares	(355,367)	417,978

Class Z
Shares sold	424,605	1,392,255
Issued for distributions reinvested	—	50,999
Shares redeemed	(484,200)	(1,142,112)

Net increase (decrease) in fund shares	(59,595)	301,142

30	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Floating Rate Opportunities Fund

	Year Ended June 30, 2013 ($)	Year Ended June 30, 2012 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	21,277,495	22,350,776
Net realized gain (loss) on investments and foreign currency transactions	(26,386,322)	(20,276,596)
Net increase in unrealized appreciation (depreciation) on investments, unfunded transactions and foreign currency translations	103,578,610	5,983,302

Net increase from operations	98,469,783	8,057,482

Distributions to shareholders from:
Net investment income
Class A	(10,545,249)	(10,044,284)
Class B	(91,537)	(443,030)
Class C	(15,271,797)	(14,360,751)
Class Z	(2,735,454)	(1,317,591)

Total distributions	(28,644,037)	(26,165,656)

Share transactions:
Proceeds from sale of shares
Class A	75,608,962	18,032,653
Class B	45,054	29,518
Class C	27,432,448	3,475,921
Class Z	149,727,562	1,008,151
Value of distributions reinvested
Class A	6,063,436	5,455,990
Class B	51,514	226,006
Class C	9,576,862	7,799,815
Class Z	2,401,103	829,787
Cost of shares redeemed
Class A	(60,232,565)	(78,116,665)
Class B	(4,217,699)	(14,121,436)
Class C	(69,284,485)	(117,911,909)
Class Z	(11,263,189)	(13,950,106)
Redemption fees (Note 8)	11,876	6,425

Net increase (decrease) from share transactions	125,920,879	(187,235,850)

Total increase (decrease) in net assets	195,746,625	(205,344,024)

Net Assets
Beginning of year	550,503,471	755,847,495

End of year	746,250,096	550,503,471

Accumulated net investment loss	(24,003,420)	(17,328,255)

See accompanying Notes to Financial Statements.	31

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Floating Rate Opportunities Fund

	Year Ended June 30, 2013 ($)	Year Ended June 30, 2012 ($)
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	9,948,491	2,689,732
Issued for distributions reinvested	831,555	816,284
Shares redeemed	(8,299,241)	(11,734,269)

Net increase (decrease) in fund shares	2,480,805	(8,228,253)

Class B:
Shares sold	6,034	4,447
Issued for distributions reinvested	7,196	33,982
Shares redeemed	(588,467)	(2,112,193)

Net decrease in fund shares	(575,237)	(2,073,764)

Class C:
Shares sold	3,641,813	516,608
Issued for distributions reinvested	1,313,814	1,167,939
Shares redeemed	(9,538,411)	(17,725,258)

Net decrease in fund shares	(4,582,784)	(16,040,711)

Class Z
Shares sold	19,905,110	150,939
Issued for distributions reinvested	322,354	124,277
Shares redeemed	(1,526,742)	(2,103,741)

Net increase (decrease) in fund shares	18,700,722	(1,828,525)

32	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2013	Highland Long/Short Equity Fund

($)
Cash Flows Used in Operating Activities
Net increase from operations	29,941,397

Adjustments to Reconcile Net Investment Loss to Net Cash Used in Operating Activities
Purchases of investment securities	(5,896,767,333)
Proceeds from disposition of investment securities	5,894,079,037
Purchases of purchased options	(44,404,171)
Proceeds from the disposition of purchased options	30,394,312
Purchases of securities sold short	3,007,700,094
Proceeds from disposition of securities sold short	(3,018,563,345)
Net premium received on open written options	6,496,139
Net realized gain on investments, securities sold short, written options and foreign currency related transactions	(36,916,416)
Net change in unrealized appreciation on investments, securities sold short, written options and foreign currency related translations	(3,098,751)
Net change in short-term investments	(70,164,086)
Decrease in restricted cash	5,521,871
Decrease in receivable for securities on loan	102,682,168
Increase in receivable for investments sold	(33,763,598)
Increase in dividends and interest receivable	(546,167)
Decrease in receivable for fund shares sold	32,945
Increase in prepaid expenses and other assets	(38,362)
Decrease in payable for investments purchased	(64,602,233)
Decrease in payable for securities on loan	(32,518,082)
Increase in payable for distributions to shareholders	631,362
Increase in payables to related parties	161,034
Decrease in payable for fund shares redeemed	(4,189,444)
Decrease in payable for dividends on short positions	(49,344)
Increase in payable for interest expense	1,373
Increase in accrued expenses and other liabilities	160,512

Net cash flow used in operating activities	(127,819,088)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	606,570,100
Payment of shares redeemed	(469,702,576)
Distributions paid in cash	(9,906,241)

Net cash flow provided by financing activities	126,961,283

Effect of exchange rate changes on cash	(342,575)

Net (decrease) in cash	(1,200,380)

Cash/Due to Custodian
Beginning of the year	0

End of the year	(1,200,380)

Supplemental non-cash information:
Reinvestment of distributions	14,181,860

Cash paid during the year for commitment fees	1,373

See accompanying Notes to Financial Statements.	33

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2013	Highland Long/Short Healthcare Fund

($)
Cash Flows Provided by Operating Activities
Net decrease from operations	(683,350)

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities
Purchases of investment securities	(533,925,102)
Proceeds from disposition of investment securities	549,000,815
Purchases of purchased options	(28,727,663)
Proceeds from the disposition of purchased options	26,487,091
Purchases of securities sold short	184,239,558
Proceeds from disposition of securities sold short	(208,710,083)
Net premium received on open written options	62,090
Net realized loss on investments, securities sold short, written options and foreign currency related transactions	518,118
Net change in unrealized appreciation on investments, securities sold short, written options and foreign currency related translations	(796,101)
Decrease in restricted cash	22,537,928
Decrease in receivable for investments sold	28,962,920
Increase in dividends and interest receivable	(71,602)
Decrease in receivable for fund shares sold	78,297
Increase in prepaid expenses and other assets	(108,766)
Decrease in payable for investments purchased	(13,053,607)
Increase in payable for distributions to shareholders	1,158
Increase in payable for fund shares redeemed	42,109
Decrease in payables to related parties	(29,894)
Increase in payable for interest expense	47
Increase in accrued expenses and other liabilities	20,465

Net cash flow provided by operating activities	25,844,428

Cash Flows Used in Financing Activities
Proceeds from shares sold	10,718,432
Payment of shares redeemed	(32,373,541)

Net cash flow used in financing activities	(21,655,109)

Effect of exchange rate changes on cash	(20,524)

Net increase in cash	4,168,795

Cash & Foreign Currency
Beginning of the year	(847,157)

End of the year	3,321,638

Supplemental non-cash information:
Cash paid during the year commitment fees	47

34	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2013	Highland Floating Rate Opportunities Fund

($)
Cash Flows Provided by Operating Activities
Net increase from operations	98,469,783

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchases of investment securities	(764,933,363)
Proceeds from disposition of investment securities	732,105,624
Paydowns at cost	1,951,070
Net purchases of short-term investments	(10,519,728)
Net accretion of discount	(3,942,538)
Net realized loss on investments, securities sold short, written options and foreign currency related transactions	26,386,322
Net change in unrealized appreciation on investments, securities sold short, written options and foreign currency related translations	(103,578,608)
Decrease in receivable for investments sold	6,445,660
Increase in dividends and interest receivable	(1,005,541)
Increase in receivable for fund shares sold	(33,306,515)
Increase in prepaid expenses and other assets	(12,708)
Increase in payable upon receipt of securities on loan	10,519,728
Increase in payable for investments purchased	113,891,667
Increase in payable for distributions to shareholders	102,915
Decrease in payable for fund shares redeemed	(847,964)
Decrease in accrued expenses and other liabilities	(348,263)

Net cash flow provided by operating activities	71,377,541

Cash Flows Provided by Financing Activities
Decrease in notes payable	(89,000,000)
Proceeds from shares sold	252,814,026
Payment of shares redeemed	(144,986,062)
Distributions paid in cash	(10,551,122)

Net cash flow provided by financing activities	8,276,842

Effect of exchange rate changes on cash	(6,919,283)

Net increase in cash	72,735,100

Cash & Foreign Currency
Beginning of the year	251,736

End of the year	72,986,836

Supplemental non-cash information:
Reinvestment of distributions	18,092,915

Cash paid during the year for interest and commitment fees	764,244

See accompanying Notes to Financial Statements.	35

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 6/30/10		For the Years Ended August 31,
	2013	2012	2011			2009	2008

Net Asset Value, Beginning of Period	$11.30	$11.10	$10.68	$10.37		$10.50	$10.92
Income from Investment Operations:
Net investment loss(a)	(0.16)	(0.22)	(0.21)	(0.19)		(0.23)	(0.04)
Redemption fees added to paid-in capital(a)	— (b)	— (b)	— (b)	0.01		0.01	— (b)
Net realized and unrealized gain(a)	0.53	0.48	0.93	0.59		0.10	0.04

Total from investment operations	0.37	0.26	0.72	0.41		(0.12)	—
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	—		(0.01)	(0.04)
From net realized gains	(0.30)	(0.06)	(0.30)	(0.10)		—	(0.38)

Total distributions declared to shareholders	(0.30)	(0.06)	(0.30)	(0.10)		(0.01)	(0.42)
Net Asset Value, End of Period	$11.37	$11.30	$11.10	$10.68		$10.37	$10.50
Total return(c)	3.38%	2.42%	6.62%	3.90	%(d)	(1.16)%	0.01%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$141,351	$265,712	$286,581	$207,323		$56,364	$17,711
Total operating expenses excluding interest expense & commitment fee(f)	3.79%	3.66%	3.64%	4.19%		4.94%	4.67%
Interest expense & commitment fee	— (g)	—	—	—		0.01%	—
Waiver/reimbursement	(1.25)%	(1.25)%	(1.25)%	(1.25)%		(1.86)%	(1.85)%
Net operating expenses including interest expense & commitment fee(f)(h)	2.54%	2.41%	2.39%	2.94%		3.09%	2.82%
Dividends & fees on securities sold short	0.66%	0.53%	0.41%	0.70%		0.59%	0.34%
Net expenses excluding dividends & fees on securities sold short	1.88%	1.88%	1.98%	2.24%		2.50%	2.48%
Net investment loss	(1.40)%	(1.99)%	(1.89)%	(2.10)%		(2.30)%	(0.36)%
Portfolio turnover rate	706%	650%	684%	496	%(d)	443%	206%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Represents less than 0.005%.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

36	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 06/30/10		For the Years Ended August 31,
	2013	2012	2011			2009	2008

Net Asset Value, Beginning of Period	$10.96	$10.83	$10.48	$10.22		$10.42	$10.90
Income from Investment Operations:
Net investment loss(a)	(0.22)	(0.28)	(0.27)	(0.24)		(0.29)	(0.11)
Redemption fees added to paid-in capital(a)	— (b)	— (b)	— (b)	0.01		0.01	— (b)
Net realized and unrealized gain(a)	0.51	0.47	0.92	0.59		0.09	0.03

Total from investment operations	0.29	0.19	0.65	0.36		(0.19)	(0.08)
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	—		(0.01)	(0.02)
From net realized gains	(0.30)	(0.06)	(0.30)	(0.10)		—	(0.38)

Total distributions declared to shareholders	(0.30)	(0.06)	(0.30)	(0.10)		(0.01)	(0.40)
Net Asset Value, End of Period	$10.95	$10.96	$10.83	$10.48		$10.22	$10.42
Total return(c)	2.75%	1.83%	6.18%	3.46	%(d)	(1.84)%	(0.74)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$45,925	$57,677	$79,243	$59,290		$19,585	$7,324
Total operating expenses excluding interest expense & commitment fee(f)	4.48%	4.31%	4.29%	4.84%		5.59%	5.32%
Interest expense & commitment fee	— (g)	—	—	—		0.01%	—
Waiver/reimbursement	(1.26)%	(1.25)%	(1.25)%	(1.25)%		(1.86)%	(1.85)%
Net operating expenses including interest expense & commitment fee(f)(h)	3.22%	3.06%	3.04%	3.59%		3.74%	3.47%
Dividends & fees on securities sold short	0.67%	0.53%	0.41%	0.70%		0.59%	0.34%
Net expenses excluding dividends & fees on securities sold short	2.55%	2.53%	2.63%	2.89%		3.15%	3.13%
Net investment loss	(2.02)%	(2.64)%	(2.54)%	(2.75)%		(2.95)%	(1.01)%
Portfolio turnover rate	706%	650%	684%	496	%(d)	443%	206%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser no waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Represents less than 0.005%.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	37

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 06/30/10		For the Years Ended August 31,
	2013	2012	2011			2009	2008

Net Asset Value, Beginning of Period	$11.50	$11.27	$10.81	$10.46		$10.54	$10.94
Income from Investment Operations:
Net investment loss(a)	(0.11)	(0.18)	(0.17)	(0.16)		(0.20)	— (b)
Redemption fees added to paid-in capital(a)	— (b)	— (b)	— (b)	0.01		0.01	— (b)
Net realized and unrealized gain(a)	0.52	0.47	0.93	0.60		0.12	0.04

Total from investment operations	0.41	0.29	0.76	0.45		(0.07)	0.04
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	—		(0.01)	(0.06)
From net realized gains	(0.30)	(0.06)	(0.30)	(0.10)		—	(0.38)

Total distributions declared to shareholders	(0.30)	(0.06)	(0.30)	(0.10)		(0.01)	(0.44)
Net Asset Value, End of Period	$11.61	$11.50	$11.27	$10.81		$10.46	$10.54
Total return(c)	3.68%	2.56%	7.02%	4.25	%(d)	(0.68)%	0.31%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$692,705	$399,689	$163,490	$3,827		$975	$6,023
Total operating expenses excluding interest expense & commitment fee(f)	3.54%	3.31%	3.29%	3.84%		4.59%	4.32%
Interest expense & commitment fee	— (g)	—	—	—		0.01%	—
Waiver/reimbursement	(1.26)%	(1.25)%	(1.25)%	(1.25)%		(1.86)%	(1.85)%
Net operating expenses including interest expense & commitment fee(f)(h)	2.28%	2.06%	2.04%	2.59%		2.74%	2.47%
Dividends & fees on securities sold short	0.71%	0.53%	0.41%	0.70%		0.59%	0.34%
Net expenses excluding dividends & fees on securities sold short	1.57%	1.53%	1.63%	1.89%		2.15%	2.13%
Net investment loss	(0.96)%	(1.64)%	(1.54)%	(1.75)%		(1.95)%	(0.01)%
Portfolio turnover rate	706%	650%	684%	496	%(d)	443%	206%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser no waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Represents less than 0.005%.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

38	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,						For the Ten Months Ended 6/30/10		For the Year Ended 08/31/09		For the Period Ended 08/31/08(a)
	2013		2012		2011

Net Asset Value, Beginning of Period	$10.87		$13.75		$11.19		$9.42		$10.30		$10.00
Income from Investment Operations:
Net investment loss	(0.26	)(b)	(0.28	)(b)	(0.15	)(b)	(0.51	)(b)	(1.37	)(b)	(0.03)
Redemption fees added to paid-in capital	—	(b)(c)	0.01	(b)	—	(b)(c)	—		0.02	(b)	—
Capital contributions (Note 1)	(0.03	)(b)	—		—		—		—		—
Net realized and unrealized gain/(loss)	0.45	(b)	(1.36	)(b)	3.06	(b)	2.28	(b)	0.82	(b)	0.33

Total from investment operations	0.16		(1.63)		2.91		1.77		(0.53)		0.30
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—		—		—
From net realized gains	—		(1.25)		(0.35)		—		(0.35)		—

Total distributions declared to shareholders	—		(1.25)		(0.35)		—		(0.35)		—
Net Asset Value, End of Period	$11.03		$10.87		$13.75		$11.19		$9.42		$10.30
Total return(d)	1.47%		(12.37)%		26.63%		18.79	%(e)	(5.61)%		3.00	%(e)
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$11,652		$29,861		$23,767		$2,042		$154		$155
Total operating expenses excluding interest expense & commitment fee(g)	3.52%		3.30%		3.14%		6.86%		15.35%		6.85%
Interest expense & commitment fee	—	(h)	—		—		—		—		—
Waiver/reimbursement	—		(0.36)%		(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses including interest expense & commitment fee(g)(i)	3.52%		2.94%		1.95%		5.95%		13.73%		2.35%
Dividends & fees on securities sold short	1.03%		1.09%		0.53%		0.03%		—		—
Net expenses excluding dividends & fees on securities sold short	2.49%		1.85%		1.42%		5.92%		13.73%		2.35%
Net investment loss	(2.48)%		(2.31)%		(1.26)%		(5.69)%		(13.29)%		(1.00)%
Portfolio turnover rate	1,035%		1,336%		1,553%		262	%(c)	23%		36	%(e)

(a)	Highland Long/Short Healthcare Fund, Class A commenced operations on May 5, 2008.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Represents less than 0.005%.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	39

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,						For the Ten Months Ended 6/30/10		For the Year Ended 08/31/09		For the Period Ended 08/31/08(a)
	2013		2012		2011

Net Asset Value, Beginning of Period	$10.59		$13.54		$11.04		$9.33		$10.28		$10.00
Income from Investment Operations:
Net investment loss	(0.31	)(b)	(0.34	)(b)	(0.23	)(b)	(0.55	)(b)	(1.43	)(b)	(0.05)
Redemption fees added to paid-in capital	—	(b)(c)	0.01	(b)	—	(b)(c)	—		0.02	(b)	—
Capital Contributions (Note 1)	(0.03	)(b)	—		—		—		—		—
Net realized and unrealized gain/(loss)	0.43	(b)	(1.37	)(b)	3.08	(b)	2.26	(b)	0.81	(b)	0.33

Total from investment operations	0.09		(1.70)		2.85		1.71		(0.60)		0.28
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—		—		—
From net realized gains	—		(1.25)		(0.35)		—		(0.35)		—

Total distributions declared to shareholders	—		(1.25)		(0.35)		—		(0.35)		—
Net Asset Value, End of Period	$10.68		$10.59		$13.54		$11.04		$9.33		$10.28
Total return(d)	0.85%		(13.04)%		26.35%		18.33	%(e)	(6.32)%		2.80	%(e)
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$5,460		$9,181		$6,075		$338		$145		$159
Total operating expenses excluding interest expense & commitment fee(g)	4.20%		3.95%		3.79%		7.51%		16.00%		7.50%
Interest expense & commitment fee	—	(h)	—		—		—		—		—
Waiver/reimbursement	—		(0.36)%		(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses including interest expense & commitment fee(g)(i)	4.20%		3.59%		2.60%		6.60%		14.38%		3.00%
Dividends & fees on securities sold short	1.07%		1.09%		0.53%		0.03%		—		—
Net expenses excluding dividends & fees on securities sold short	3.13%		2.50%		2.07%		6.57%		14.38%		3.00%
Net investment loss	(3.05)%		(2.96)%		(1.91)%		(6.34)%		(13.94)%		(1.65)%
Portfolio turnover rate	1,035%		1,336%		1,553%		262	%(e)	23%		36	%(e)

(a)	Highland Long/Short Healthcare Fund, Class C commenced operations on May 5, 2008.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Represents less than 0.005%.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

40	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,						For the Ten Months Ended 6/30/10		For the Year Ended 08/31/09		For the Period Ended 08/31/08(a)
	2013		2012		2011

Net Asset Value, Beginning of Period	$11.03		$13.88		$11.26		$9.47		$10.31		$10.00
Income from Investment Operations:
Net investment loss	(0.21	)(b)	(0.24	)(b)	(0.11	)(b)	(0.49	)(b)	(1.34	)(b)	(0.02)
Redemption fees added to paid-in capital	—	(b)(c)	0.01	(b)	—	(b)(c)	—		0.02	(b)	—
Capital contributions (Note 1)	(0.03	)(b)	—		—		—		—		—
Net realized and unrealized gain/(loss)	0.44	(b)	(1.37	)(b)	3.08	(b)	2.28	(b)	0.84	(b)	0.33

Total from investment operations	0.20		(1.60)		2.97		1.79		(0.48)		0.31
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—		(0.01)		—
From net realized gains	—		(1.25)		(0.35)		—		(0.35)		—

Total distributions declared to shareholders	—		(1.25)		(0.35)		—		(0.36)		—
Net Asset Value, End of Period	$11.23		$11.03		$13.88		$11.26		$9.47		$10.31
Total return(d)	1.81%		(11.95)%		26.79%		18.90	%(e)	(5.15)%		3.10	%(e)
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$13,801		$14,210		$13,705		$7,606		$1,673		$6,940
Total operating expenses excluding interest expense & commitment fee(g)	3.24%		2.95%		2.79%		6.51%		15.00%		6.50%
Interest expense & commitment fee	—	(h)	—		—		—		—		—
Waiver/reimbursement	—		(0.36)%		(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses including interest expense and commitment fee(g)(i)	3.24%		2.59%		1.60%		5.60%		13.38%		2.00%
Dividends & fees on securities sold short	1.13%		1.09%		0.53%		0.03%		—		—
Net expenses excluding dividends & fees on securities sold short	2.11%		1.50%		1.07%		5.57%		13.38%		2.00%
Net investment loss	(1.95)%		(1.96)%		(0.91)%		(5.34)%		(12.94)%		(0.65)%
Portfolio turnover rate	1,035%		1,336%		1,553%		262	%(e)	23%		36	%(e)

(a)	Highland Long/Short Healthcare Fund, Class Z commenced operations on May 5, 2008.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Represents less than 0.005%.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	41

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 06/30/10*		For the Years Ended August 31,
	2013	2012	2011*			2009*	2008*

Net Asset Value, Beginning of Period	$6.85	$6.96	$6.55	$5.98		$9.70	$11.75
Income from Investment Operations:
Net investment income(a)	0.30	0.26	0.27	0.18		0.51	0.90
Redemption fees added to paid-in capital(a)	— (b)	— (b)	—	—		—	—
Net realized and unrealized gain/(loss)(a)	0.98	(0.07)	0.46	0.57		(3.50)	(2.05)

Total from investment operations	1.28	0.19	0.73	0.75		(2.99)	(1.15)
Less Distributions Declared to Shareholders:
From net investment income	(0.32)	(0.30)	(0.32)	(0.06)		(0.73)	(0.89)
From net realized gains	—	—	—	—		—	(0.01)
From return of capital	(0.07)	—	—	(0.12)		—	—

Total distributions declared to shareholders	(0.39)	(0.30)	(0.32)	(0.18)		(0.73)	(0.90)
Net Asset Value, End of Period	$7.74	$6.85	$6.96	$6.55		$5.98	$9.70
Total return(c)	19.16%	2.52%	11.73%	12.68	%(d)	(30.25)%	(10.28)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$249,450	$203,684	$264,385	$191,925		$219,010	$567,048
Total operating expenses excluding interest expense and commitment fee	1.65%	2.11%	2.18%	2.27%		1.87%	1.58%
Interest expense and commitment fee	0.14%	0.42%	0.47%	0.61%		1.08%	1.47%
Waiver/reimbursement	(0.21)%	—	—	—		(0.01)%	(0.02)%
Net operating expenses including interest expense and commitment fee(f)	1.58%	2.53%	2.65%	2.88%		2.94%	3.03%
Net investment income	4.06%	3.91%	3.97%	3.29%		8.09%	8.28%
Portfolio turnover rate	71%	50%	104%	57	%(d)	21%	22%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011 (See Note 14).
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For period with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

42	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class B

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended		For the Years Ended August 31,
	2013	2012	2011*	06/30/10*		2009*	2008*

Net Asset Value, Beginning of Period	$6.84	$6.96	$6.55	$5.98		$9.70	$11.75
Income from Investment Operations:
Net investment income(a)	0.31	0.24	0.25	0.16		0.49	0.86
Redemption fees added to paid-in capital(a)	— (b)	— (b)	—	—		—	—
Net realized and unrealized gain/(loss)(a)	0.91	(0.08)	0.45	0.58		(3.50)	(2.05)

Total from investment operations	1.22	0.16	0.70	0.74		(3.01)	(1.19)
Less Distributions Declared to Shareholders:
From net investment income	(0.29)	(0.28)	(0.29)	(0.06)		(0.71)	(0.85)
From net realized gains	—	—	—	—		—	(0.01)
From return of capital	(0.07)	—	—	(0.11)		—	—

Total distributions declared to shareholders	(0.36)	(0.28)	(0.29)	(0.17)		(0.71)	(0.86)
Net Asset Value, End of Period	$7.70	$6.84	$6.96	$6.55		$5.98	$9.70
Total return(c)	18.30%	2.01%	11.34%	12.36	%(d)	(30.50)%	(10.60)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$154	$4,073	$18,575	$16,063		$20,660	$58,486
Total operating expenses excluding interest expense and commitment fee	2.12%	2.46%	2.53%	2.62%		2.22%	1.93%
Interest expense and commitment fee	0.18%	0.42%	0.47%	0.61%		1.08%	1.47%
Waiver/reimbursement	(0.13)%	—	—	—		(0.01)%	(0.02)%
Net operating expenses including interest expense and commitment fee(f)	2.17%	2.88%	3.00%	3.23%		3.29%	3.38%
Net investment income	4.30%	3.56%	3.62%	2.94%		7.74%	7.93%
Portfolio turnover rate	71%	50%	104%	57	%(d)	21%	22%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011 (See Note 14).
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	43

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 06/30/10*		For the Years Ended August 31,
	2013	2012	2011*			2009*	2008*

Net Asset Value, Beginning of Period	$6.85	$6.96	$6.55	$5.98		$9.70	$11.75
Income from Investment Operations:
Net investment income(a)	0.26	0.23	0.24	0.15		0.48	0.84
Redemption fees added to paid-in capital(a)	— (b)	— (b)	—	—		—	—
Net realized and unrealized gain/(loss)(a)	0.98	(0.07)	0.45	0.58		(3.50)	(2.04)

Total from investment operations	1.24	0.16	0.69	0.73		(3.02)	(1.20)
Less Distributions Declared to Shareholders:
From net investment income	(0.28)	(0.27)	(0.28)	(0.06)		(0.70)	(0.84)
From net realized gains	—	—	—	—		—	(0.01)
From return of capital	(0.07)	—	—	(0.10)		—	—

Total distributions declared to shareholders	(0.35)	(0.27)	(0.28)	(0.16)		(0.70)	(0.85)
Net Asset Value, End of Period	$7.74	$6.85	$6.96	$6.55		$5.98	$9.70
Total return(c)	18.58%	2.01%	11.16%	12.22	%(d)	(30.60)%	(10.73)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$326,476	$320,178	$437,220	$332,355		$359,579	$784,597
Total operating expenses excluding interest expense and commitment fee	2.16%	2.61%	2.68%	2.77%		2.37%	2.08%
Interest expense and commitment fee	0.14%	0.42%	0.47%	0.61%		1.08%	1.47%
Waiver/reimbursement	(0.22)%	—	—	—		(0.01)%	(0.02)%
Net operating expenses including interest expense and commitment fee(f)	2.08%	3.03%	3.15%	3.38%		3.44%	3.53%
Net investment income	3.56%	3.41%	3.47%	2.79%		7.59%	7.78%
Portfolio turnover rate	71%	50%	104%	57	%(d)	21%	22%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011 (See Note 14).
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

44	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Ten Months Ended 06/30/10*		For the Years Ended August 31,
	2013	2012	2011*			2009*	2008*

Net Asset Value, Beginning of Period	$6.84	$6.96	$6.55	$5.97		$9.70	$11.75
Income from Investment Operations:
Net investment income(a)	0.29	0.29	0.29	0.20		0.54	0.94
Redemption fees added to paid-in capital(a)	— (b)	— (b)	—	—		—	—
Net realized and unrealized gain/(loss)(a)	1.03	(0.08)	0.46	0.58		(3.52)	(2.05)

Total from investment operations	1.32	0.21	0.75	0.78		(2.98)	(1.11)
Less Distributions Declared to Shareholders:
From net investment income	(0.34)	(0.33)	(0.34)	(0.07)		(0.75)	(0.93)
From net realized gains	—	—	—	—		—	(0.01)
From return of capital	(0.08)	—	—	(0.13)		—	—

Total distributions declared to shareholders	(0.42)	(0.33)	(0.34)	(0.20)		(0.75)	(0.94)
Net Asset Value, End of Period	$7.74	$6.84	$6.96	$6.55		$5.97	$9.70
Total return(c)	19.77%	2.73%	12.11%	13.20	%(d)	(30.12)%	(9.97)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$170,170	$22,568	$35,668	$41,785		$62,842	$170,147
Total operating expenses excluding interest expense and commitment fee	1.21%	1.76%	1.83%	1.92%		1.52%	1.23%
Interest expense and commitment fee	0.10%	0.42%	0.47%	0.61%		1.08%	1.47%
Waiver/reimbursement	(0.27)%	—	—	—		(0.01)%	(0.02)%
Net operating expenses including interest expense and commitment fee(f)	1.04%	2.18%	2.30%	2.53%		2.59%	2.68%
Net investment income	3.88%	4.26%	4.32%	3.64%		8.44%	8.63%
Portfolio turnover rate	71%	50%	104%	57	%(d)	21%	22%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011 (See Note 14).
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	45

NOTES TO FINANCIAL STATEMENTS

June 30, 2013	Highland Funds I

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with four separate portfolios, each of which is non-diversified: Highland Long/Short Equity Fund (the “Long/Short Equity Fund”), Highland Long/Short Healthcare Fund (the “Long/Short Healthcare Fund”) and Highland Floating Rate Opportunities Fund (the “Floating Rate Opportunities Fund”) (each a “Fund” and, collectively, the “Funds”), and Highland/iBoxx Senior Loan ETF which is reported separately.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and, collectively, the “Shares”). The Funds currently offer Class A, Class C and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A, Class B and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

The Floating Rate Opportunities Fund does not sell Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares until such time as those shares are converted to Class A Shares. Class B Shares automatically convert to Class A Shares after eight years.

At June 30, 2013, Highland Capital Management, L.P., an affiliate of Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Advisor”) owned 24.14% of the total shares outstanding of the Long/Short Healthcare Fund.

Capital Contribution

On October 1, 2012, the Investment Advisor contributed $1,388 to the Long/Short Healthcare Fund to mitigate the negative impact to shareholders from an incorrect amount recorded on a security.

On November 1, 2012, an option position was incorrectly accounted for in the Highland Long/Short Healthcare Fund by one of the Fund’s prime brokers. The error resulted in a $107,222 loss on the position. Highland determined it was a trade error and is in discussions with the prime broker to make the Fund whole. As such, the loss was booked as a contribution to capital and a receivable from broker.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of each Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.

Valuation of Investments

In computing the Funds’ net assets attributable to Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and have been approved by the Trustees.

46	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

Securities for which market quotations are not readily available and for which the Funds have determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events occur between the time when market price is determined and calculation of the Funds’ net asset value (“NAV”) materially affect the value of securities), will be valued by the Funds at fair value, as determined by the Funds’ Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premium and accretion of discounts, a method of valuation which approximates market values. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial Instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

The fair value of the Funds’ senior loans, corporate bonds & notes and collateralized loan obligations are generally based on quotes received from brokers or independent pricing services. Loans, bonds and collateralized loan obligations with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and collateralized loan obligations that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, exchange-traded funds, master limited partnerships, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from

Annual Report	47

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of June 30, 2013 is as follows:

	Total value at June 30, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Equity Fund
Assets
Common Stocks and Exchange-Traded Funds(1)	$753,466,126	$753,466,126	$—	$—
Master Limited Partnerships(1)	33,172,785	33,172,785	—	—
Purchased Options
Equity Contracts	2,030,000	2,030,000	—	—
Investment Companies	70,164,086	70,164,086	—	—

Total Assets	$858,832,997	$858,832,997	$—	$—

Liabilities
Securities Sold Short(1)	$(255,003,880)	$(255,003,880)	$—	$—
Other Financial Instruments
Written Options Contracts			—	—
Equity Contracts	(122,500)	(122,500)	—	—

Total Liabilities	$(255,126,380)	$(255,126,380)	$—	$—

Total	$603,706,617	$603,706,617	$—	$—

Long/Short Healthcare Fund
Assets
U.S. Senior Loans(1)	$320,000	$—	$—	$320,000
Common Stocks and Exchange-Traded Funds
Consumer Discretionary	835,943	835,943	—	—
Consumer Staples	384,781	384,781	—	—
Financial	857,623	857,623	—	—
Healthcare
Biotechnology	6,745,326	6,745,326	—	—
Healthcare Distributors	1,186,750	1,186,750	—	—
Healthcare Equipment	1,981,685	1,306,768	—	674,917
Healthcare Facilities	2,204,758	2,204,758	—	—
Healthcare Services	3,074,089	3,074,089	—	—
Healthcare Supplies	980,354	980,354	—	—
Healthcare Technology	1,439,210	1,439,210	—	—
Life Sciences Tools & Services	3,308,706	3,308,706	—	—
Managed Healthcare	1,801,675	1,801,675	—	—
Pharmaceuticals	6,247,967	6,247,967	—	—
Industrials	331,939	331,939	—	—
Other	805,894	805,894	—	—
Rights(1)
Equity Contracts	143,492	143,492	—	—
Warrants(1)
Equity Contracts	2,815,557	95,052	138,278	2,582,227
Purchased Options(1)
Equity Contracts	363,480	363,480	—	—

Total Assets	35,829,229	32,113,807	138,278	3,577,144

48	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

	Total value at June 30, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities
Securities Sold Short(1)	$(7,942,358)	$(7,942,358)	$—	$—
Other Financial Instruments
Written Options Contracts
Equity Contracts	(1,986)	(1,986)	—	—

Total Liabilities	$(7,944,344)	$(7,944,344)	$—	$—

Total	$27,884,885	$24,169,463	$138,278	$3,577,144

Floating Rate Opportunities Fund
Assets
U.S. Senior Loans(1)	$494,970,768	$—	$448,930,519	$46,040,249	(2)
Foreign Denominated or Domiciled Senior Loans	43,063,919	—	36,815,672	6,248,247
Collateralized Loan Obligations	67,843,225	—	63,363,715	4,479,510
Corporate Bonds & Notes(1)	30,852,247	—	30,852,247	—
Foreign Corporate Bonds & Notes	7,052,829	—	7,052,829	—
Claims(1)	1,763,214	—	1,763,214	—	(2)
Common Stocks and Exchange-Traded Funds
Broadcasting	39,726,310	—	38,184,000	1,542,310
Energy	1,677,429	—	—	1,677,429
Gaming & Leisure	—	—	—	—	(2)
Healthcare	12,479,828	—	—	12,479,828
Housing	5,928,580	—	1,214,299	4,714,281	(2)
Media & Telecommunications	25,295,773	—	25,295,773	—	(2)
Other	22,954,000	22,954,000	—	—
Real Estate Investment Trust	10,246,147	10,246,147	—	—
Telecommunications	1,507,509	1,507,509	—	—
Transportation	—	—	—	—	(2)
Utility	78,694	—	78,694	—
Warrants(1)
Equity Contracts	66,600	—	—	66,600	(2)
Investment Companies	10,519,728	10,519,728	—	—
Other Financial Instruments
Foreign Currency Contracts
Foreign Currency Exchange Contracts	391,724	391,724	—	—

Total	$776,418,524	$45,619,108	$653,550,962	$77,248,454

(1) See Investment Portfolio detail for industry breakout.

(2) This category includes securities with a value of zero.

The table below sets forth a summary of changes in the Long/Short Healthcare Fund’s and the Floating Rate Opportunities Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended June 30, 2013. The Long/Short Equity Fund had no Level 3 assets as of June 30, 2012 or June 30, 2013.

	Balance as of June 30, 2012	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2013	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Highland Long/Short Healthcare Fund
U.S. Senior Loans	$800,000	$—	$—	$—	$—	$(480,000)	$—	$—	$320,000	$(480,000)
Common Stocks
Healthcare Equipment & Services	1,783,687	—	—	—	—	(40,694)	—	(1,068,076)	674,917	(40,694)
Warrants — Equity Price Risk	2,160,469		(58,949)		173,321	480,706		(173,320)	2,582,227	677,399

Total	$4,744,156	$—	$(58,949)	$—	$173,321	$(39,988)	$—	$(1,241,396)	$3,577,144	$156,705

Annual Report	49

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

	Balance as of June 30, 2012	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2013	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Floating Rate Opportunities Fund
U.S. Senior Loans	$103,119,618	$—	$(39,778,706)	$88,146	$(5,139,115)	$74,846	$34,887,029	$(47,211,569)	$46,040,249	$(6,428,465)
Foreign Denominated or Domiciled Senior Loans	54,542,891	—	(6,361,547)	18,852	(23,906,972)	27,281,176	994,086	(46,320,239)	6,248,247	1,763,517
Collateralized Loan Obligations	40,969,784	—	(21,523,294)	911,872	3,005,924	7,255,092	—	(26,139,868)	4,479,510	947,492
Claims	—	—	—	—	—	(1,563,450)	1,563,450	—	—	(1,563,450)
Common Stocks
Broadcasting	16,782,000	—	(38,184,000)	—	827,873	23,852,437	—	(1,736,000)	1,542,310	1,542,310
Chemicals	63,164	—	—	—	68,118	(63,164)	—	(68,118)	—	—
Energy	559,143	—	—	—	—	1,118,286	—	—	1,677,429	1,118,286
Gaming/Leisure(1)	420,070	—	—	—	—	5,372,712	121,938	(5,914,720)	—	5,372,712
Healthcare	1,242,186	—	—	—	—	11,237,642	—	—	12,479,828	11,237,642
Housing(1)	5,010,273	—	(1,214,299)	—	—	918,307	—	—	4,714,281	236,042
Media & Telecommunications	12,647,707	—	(25,295,773)	—	—	12,648,066	—	—	—	(54,133)
Telecommunications	—	—	—	—	—	—	—	—	—	—
Utility	107,310	—	(78,694)	—	—	(28,616)	—	—	—	(28,616)
Warrants									—	—
Equity Contracts	30,000	—		—	1,906	38,694	—	(4,000)	66,600	38,694

Total	$235,494,146	$—	$(132,436,313)	$1,018,870	$(25,142,266)	$88,142,028	$37,566,503	$(127,394,514)	$77,248,454	$14,182,031

(1) Balance as of June 30, 2013 reflects an industry reclassification for Nevada Land Group, LLC from Gaming & Leisure to Housing.

For the year ended June 30, 2013, there were no transfers between Level 1 and Level 2.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended June 30, 2013, a net amount of $58,949 and $94,252,313 of the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund’s portfolio investments, respectively, was transferred from Level 3 to Level 2. Determination of fair values is uncertain because it involves subjective judgments that are unobservable inputs used for valuing assets. Transfers between level 3 and 2 were due to management’s assessment of the observable and unobservable inputs used for valuing assets.

50	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Fund and Category	Ending Balance at 6/30/13	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Long/Short Healthcare Fund
Debt	$320,000	Expected Recovery	Scenario Probabilities	Various
Common Stocks	674,917	Fair Valuation-Multiple Scenarios	Discount Rate	24%
			Scenario Probabilities	Various
Warrants	2,582,227	Option Pricing Model	Custom Volatility	75%

Total	$3,577,144
Highland Floating Rate Opportunities Fund
Debt	$56,768,006	Third-Party Pricing Vendor	N/A	N/A
		Multiple Analysis	Discount Rate	10%
			Asset Specific Discount	75% - 90%
			Liquidity Discount	10% - 30%
		Liquidation Analysis	Discount Rate	15%
		Debt-Loan Spread	Weighting of Comparables	Equal Weights
			Weighted Avg DM	4%
			Liquidity Discount	20%
			Multiple Discount	10%
			Scenario Probabilities	Various
		Recovery Analysis	Scenario Probabilities	Various
		Discounted Cash Flows	Liquidity Discount	25%
			Discount Rate	30%
Common Stocks	20,413,848	Third-Party Pricing Vendor	N/A	N/A
		Multiple Analysis	Liquidity Discount	20% - 25%
			Minority Discount	20%
			Discount Rate	13%
Warrants	66,600	Third-Party Pricing Vendor		N/A

Total	$77,248,454			N/A

The significant unobservable inputs used in the fair value measurement of the Funds’ debt investments are discount rates, scenario probabilities, weighted comparables and liquidity discounts. Significant increases or decreases in any of those inputs in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Funds’ common stock investments are discount rates and scenario probabilities. Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of specific identification method for both financial statement and U.S. federal income tax purposes.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Annual Report	51

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

Management has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, management of the Funds, is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Funds intend to pay distributions from net investment income, if any, on a monthly basis. The Funds intend to pay net realized capital gains, if any, on an annual basis.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and sub-custodian bank and does not include cash posted as collateral in the segregated account or with the broker-dealers.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank, money market funds, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities sold are segregated in the Statement of Operations from the effects of changes in market prices of those securities, and included in “Foreign currency related transactions” within realized gain loss. The effects of changes in foreign currency exchange rates on investments in securities held are segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included in “Investments” within change in unrealized appreciation (depreciation).

Investments in Foreign Markets

Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Securities Sold Short

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. Cash held as collateral for securities sold short is classified as restricted cash on Long/Short Equity Fund’s and Long/Short Healthcare Fund’s Statement of Assets and Liabilities. Restricted cash in the amount of $258,367,267 and $2,983,303 was held with the broker for the Long/Short Equity Fund and the Long/Short Healthcare Fund, respectively. Additionally, securities valued at

52	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

$178,322,267 and $18,634,163 were posted in the Long/Short Equity Fund and Long/Short Healthcare Fund’s segregated accounts as collateral.

At June 30, 2013 the Floating Rate Opportunities Fund did not have any securities sold short.

When-Issued Securities & Forward Commitments

The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage. As of June 30, 2013, the Floating Rate Opportunities Fund held securities on a when-issued basis with a total aggregate market value of $3,568,800. These securities are detailed in the Fund’s Investment Portfolio.

Note 3. Derivative Transactions

The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed income investments.

Forward Foreign Currency Exchange Contracts

In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Forwards involve counterparty credit risk to the Funds because the forwards are not exchange traded, and there is no clearinghouse to guarantee forwards against default. For the year ended June 30, 2013, the closed values of the Long/Short Equity Fund’s forward foreign currency exchange contracts were GBP 7,700,000. The open values of the Floating Rate Opportunities Fund’s forward foreign currency exchange contracts were EUR 1,485,000 and GBP 4,920,000 and the closed values were EUR 1,485,000 and GBP 7,800,000.

For the year ended June 30, 2013, the Long/Short Healthcare Fund did not invest in forward foreign currency exchange contracts.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

Annual Report	53

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

During the year ended June 30, 2013, the Long/Short Equity Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. However, the Long/Short Equity Fund did not have open positions at year end.

During the year ended June 30, 2013, the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund did not invest in futures contracts.

Options

The Funds may utilize options on securities or indexes to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

During the year ended June 30, 2013, the Long/Short Equity Fund and the Long/Short Healthcare Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

Transactions in written options for the year ended June 30, 2013 were as follows:

Long/Short Equity Fund	Number of Contracts	Premium
Outstanding, June 30, 2012	—	$—
Call Options Written	59,208	5,882,394
Put Options Written	24,840	4,971,503
Call Options Exercised	(7,250)	(496,066)
Put Options Exercised	(1,000)	(438,778)
Call Options Expired	(15,789)	(524,462)
Put Options Expired	(5,400)	(711,200)
Call Options Closed	(36,169)	(4,564,821)
Put Options Closed	(15,940)	(3,930,080)

Outstanding, June 30, 2013	2,500	$188,490

Long/Short Healthcare Fund	Number of Contracts	Premium
Outstanding, June 30, 2012	—	$—
Call Options Written	1,310	85,706
Put Options Written	2,787	739,708
Call Options Closed	(648)	(55,097)
Put Options Closed	(2,787)	(739,708)

Outstanding, June 30, 2013	662	$30,609

During the year ended June 30, 2013, the Floating Rate Opportunities Fund did not invest in options.

Additional Derivative Information

The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2013.

	Fair Value
Risk Exposure	Asset Derivative		Liability Derivative
Long/Short Equity Fund
Equity Price Risk	$2,030,000	(1)	$122,500	(2)
Long/Short Healthcare Fund
Equity Price Risk	3,322,529	(1)	1,986	(2)
Floating Rate Opportunities Fund
Equity Price Risk	66,600	(1)	—	(3)
Foreign Exchange Risk	391,724	(3)	—	(3)

(1)	Statement of Assets and Liabilities location: Total investments, at value.

54	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

(2)	Statement of Assets and Liabilities location: Written options contracts, at value.
(3)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2013, is as follows:

Risk Exposure	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Long/Short Equity Fund
Equity Price Risk	$(7,044,073	)(1)	$370,441	(3)
Forward Currency Exchange Risk	(178,406	)(2)	—	(3)
Long/Short Healthcare Fund
Equity Price Risk	(4,951,068	)(1)	456,330	(3)
Floating Rate Opportunities Fund
Equity Price Risk	1,906	(1)	38,694	(3)
Forward Currency Exchange Risk	(1,248,326	)(2)	(385,080	)(4)

(1)	Statement of Operations location: Net realized gain/(loss) on written options, and/or investments.
(2)	Statement of Operations location: Net realized gain/(loss) on foreign currency related transactions.
(3)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options, and/or investments.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on foreign currency related translations.

For the year ended June 30, 2013, each Fund’s average volume of derivatives is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Long/Short Equity Fund
Purchased Options	5,350	$—
Forward Currency Exchange Contracts	—	9,073
Written Options	760	—
Long/Short Healthcare Fund
Rights	16,590	—
Warrants	2,175,431	—
Purchased Options	2,893	—
Written Options	132	—
Floating Rate Opportunities Fund
Warrants	368,625	—
Forward Currency Exchange Contracts	—	114,431

Note 4. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions deferral of losses on short sales, amortization of premium, dividends payable and straddles. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended June 30, 2013, permanent differences chiefly resulting from net investment losses, dividends on short sales, foreign currency gains and losses, equalization, short sale holding period reclass and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Long/Short Equity Fund	$10,073,645	$(10,940,072)	$866,427
Long/Short Healthcare Fund	1,614,767	(9,115)	(1,605,652)
Floating Rate Opportunities Fund	691,377	(691,377)	—

For the year ended June 30, 2013, the Funds’ tax year end, components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(1)
Long/Short Equity Fund	$18,806,481	$—	$—	$—	$12,292,968
Long/Short Healthcare Fund	—	—	—	(9,368,194)	2,620,444
Floating Rate Opportunities Fund	725,689	—	—	(892,575,075)	(469,802,752)

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, premium amortization, partnership adjustments, and other adjustments.

Annual Report	55

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

For the year ended June 30, 2013, the Floating Rate Opportunities Fund and the Long/Short Healthcare Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	2015		2016		2017		2018		2019	No Expiration Short-Term(1)	No Expiration Long-Term(1)	Total
Long/Short Healthcare Fund	$—		$—		$—		$—		$—	$8,493,043	$388,417	$8,881,460
Floating Rate Opportunities Fund	8,394,093	(2)	232,159,979	(2)	450,912,670	(2)	143,999,490	(2)	—	—	57,108,843	892,575,075

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(2)

These capital loss carryforward amounts were acquired in a reorganization and are available to offset future capital gains of Floating Rate Opportunities Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

For the year ended June 30, 2013 there were no capital loss carryforwards for the Long/Short Equity Fund.

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 (unless otherwise indicated) were as follows:

	Distributions Paid From:
Fund	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital
Long/Short Equity Fund
2013	$24,088,101	$—	$—
2012	3,482,889	—	—
Long/Short Healthcare Fund
2013	—	—	—
2012	6,785,881	—	—
Floating Rate Opportunities Fund
2013	28,644,037	—	—
2012	26,165,656	—	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2013, based on cost of investments for U.S. federal income tax purposes was:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) (1)	Cost
Long/Short Equity Fund	$27,406,462	$12,482,420	$14,924,042	$843,908,955
Long/Short Healthcare Fund	4,972,076	1,739,522	3,232,554	32,596,675
Floating Rate Opportunities Fund	73,335,230	542,907,952	(469,572,722)	1,245,599,522
(1)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale, premium amortization, and other adjustments.

Qualified Late Year Ordinary and Post-October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2013, the Funds elected to defer the following losses incurred from November 1, 2012 through June 30, 2013:

Fund	Realized Capital Losses	Ordinary Losses
Long/Short Equity Fund	$—	$—
Long/Short Healthcare Fund	257,726	229,008
Floating Rate Opportunities Fund	—	—

Note 5. Securities Lending

Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policies, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to a Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on

56	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

investment of the cash collateral or receives a fee from the borrower.

For the year ended June 30, 2013, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on each fund’s Investment Portfolio, were as follows:

Fund	Security Lending Market Value	Security Lending Cash Collateral	Security Lending Non-Cash Collateral
Long/Short Equity Fund	$68,905,939	$70,164,086	$680,944	(1)
Floating Rate Opportunities Fund	10,288,909	10,519,728	—

(1)	U.S. Treasury Bonds maturing on November 30, 2013 at a interest rate of 0.25%.

For the year ended June 30, 2013, the Long/Short Healthcare Fund did not participate in securities lending.

Note 6. Credit Agreement

Effective June 13, 2012, the Floating Rate Opportunities Fund entered into a $300,000,000 credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company with an expiration of June 10, 2013. On October 29, 2012, the Credit Agreement was amended, reducing the facility from $300,000,000 to $250,000,000. At June 30, 2013, the Floating Rate Opportunities Fund had no borrowings under the Credit Agreement. For the period June 13, 2012 to June 9, 2013, interest was charged at a rate equal to the adjusted London Interbank Offered Rate (“LIBOR”) plus 1.10% per annum based on the outstanding borrowings. On June 10, 2013, the Credit Agreement was amended to reduce the interest rate to the adjusted LIBOR plus 0.95% per annum based on the outstanding borrowings. In addition, a commitment fee of 0.15% per annum is charged on the unutilized commitment amount. Included in the Statement of Operations is $402,139 of interest expense related to the Credit Agreement and $362,105 of commitment fees. On June 10, 2013, the Credit Agreement expiration date was extended to June 9, 2014.

The Floating Rate Opportunities Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement, as amended, and the Fund is required to maintain 300% asset coverage under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Floating Rate

Opportunities Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
06/30/2013	N/A	N/A
06/30/2012	$89,000,000	718.4%
06/30/2011	135,000,000	659.9
06/30/2010	115,000,000	606.0
08/31/2009	181,000,000	465.8
08/31/2008	511,000,000	409.3
08/31/2007	960,000,000	400.5

Effective May 24, 2013, the Long/Short Equity Fund and the Long/Short Healthcare Fund entered into a $25,000,000 unsecured credit agreement with State Street Bank and Trust Company (the “Unsecured Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. The Funds have access to the facility, but aggregate borrowings cannot exceed $25,000,000. Interest is charged to the Funds based on their borrowings at a rate equal to the greater of the Federal Funds Effective Rate plus 1.25% or the LIBOR plus 1.25%. In addition, the Funds agree to pay commitment fee expenses of 0.10% on the undrawn amounts, which are included in ”Commitment fees — credit agreement” on the Statement of Operations. The Unsecured Credit Agreement is set to expire May 23, 2014. During the fiscal year ended June 30, 2013, the Funds did not have any outstanding borrowings.

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-advisory Fees

The Investment Adviser receives from the Long/Short Equity Fund and the Long/Short Healthcare Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of each Fund, at the annual rate of 2.25% and 1.00%, respectively.

The Long/Short Healthcare Fund and the Investment Adviser have entered into a sub-advisory agreement with Cummings Bay Capital Management, L.P. The Fund pays sub-advisory fees to Cummings Bay Capital Management, L.P. at an annual rate of 0.50% of the Average Daily Managed Assets of the Fund.

The Investment Adviser receives from the Floating Rate Opportunities Fund monthly investment advisory fees, computed and accrued daily, based on an annual rate of 0.65% of the Fund’s Average Daily Managed Assets for the first $1 billion, 0.60% of the Fund’s Average Daily Managed Assets for the next $1 billion and 0.55% of the Fund’s Average Daily Managed Assets over $2 billion.

Annual Report	57

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

The Investment Adviser provides administrative services to each Fund. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s Average Daily managed net assets. For the period July 1, 2012 to January 13, 2013, under a separate sub-administration agreement, the Investment Advisor delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). Effective January 14, 2013, the Investment Advisor delegated certain administrative functions to State Street Bank and Trust Company. The Investment Advisor paid BNY Mellon and State Street Bank and Trust Company directly for these sub-administration services.

Service and Distribution Fees

Foreside Funds Distributors LLC (the “Underwriter”), serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the period ended June 30, 2013, the Underwriter received $20,472, $3,599 and $208,542 of front end sales charges for Class A Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund, respectively. The Underwriter received $29 of CDSC for Class B of the Floating Rate Opportunities Fund. The Underwriter also received $5,997, $2,777 and $4,613 of CDSC for Class C Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund, respectively.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares, Class B Shares and Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class B Shares	Class C Shares
Long/Short Equity Fund	0.35%	N/A	1.00%
Long/Short Healthcare Fund	0.35%	N/A	1.00%
Floating Rate Opportunities Fund	0.35%	0.70%	0.85%

For the year ended June 30, 2013, the Distribution and Service fees, which are included on the Statement of Operations for each class, were as follows:

Fund	Class A Fees	Class B Fees	Class C Fees
Long/Short Equity Fund	$812,537	N/A	$525,227
Long/Short Healthcare Fund	68,632	N/A	69,977
Floating Rate Opportunities Fund	686,633	$11,546	2,665,875

Expense Limits and Fee Reimbursements

For the Long/Short Equity Fund, the Investment Adviser contractually agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver will continue through at least October 31, 2013 and may not be terminated prior to this date without the action or consent of the Board of Trustees.

For the Floating Rate Opportunities Fund, effective November 1, 2012, the Investment Adviser contractually agreed to limit the total annual operating expenses of the Floating Rate Opportunities Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment company Act of 1940, taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the fund. The Expense Cap will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Board of Trustees.

The Trust, on behalf of the Floating Rate Opportunities Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Floating Rate Opportunities Fund, in the aggregate, would not cause the Floating Rate Opportunities Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser. The recoupment amount for the Floating Rate Opportunities Fund was $1,236,430, which will begin to expire in November 1, 2015.

For the year ended June 30, 2013, the Investment Adviser waived $11,161,089 for the Long/Short Equity Fund, and reimbursed $1,236,430 for the Floating Rate Opportunities Fund.

58	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report.

The Funds pay no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.

Note 8. Redemption Fees

The Funds impose a 2.00% redemption fee on some Class A, Class B, Class C and Class Z Shares that are redeemed or exchanged within two months or less after the date of purchase, unless otherwise waived by a Fund. The fee is calculated based on the shares’ aggregate net asset value on the date of redemption, is allocated back to each class based on relative net assets and is deducted from the redemption proceeds on the Statement of Changes in Net Assets. The redemption fee is not a sales charge and is retained by the Funds. For the year ended June 30, 2013, the Funds collected the following redemption fees:

	Redemption Fee Amount
Fund	Class A	Class B	Class C	Class Z
Long/Short Equity Fund	$16,997	N/A	$4,179	$53,636
Long/Short Healthcare Fund	5,436	N/A	2,136	4,977
Floating Rate Opportunities Fund	3,860	$11	6,104	1,901

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Funds are described below in alphabetical order:

Concentration Risk

The Funds may focus their investments in instruments of only a few companies. The concentration of each Fund’s portfolios in any one obligor would subject the Funds to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Funds to a greater degree of risk with respect to economic downturns relating to such industry.

Counterparty Credit Risk

Counterparty credit risk is the potential loss a Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss a

Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because a Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, a Fund may be exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield debt may result in greater net asset value fluctuation than if the Fund did not make such investments.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivative transactions in which the Fund may engage for hedging or speculative purposes to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the

Annual Report	59

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivative transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Exchange-Traded Funds Risk

The risk that the exchange-traded funds (“ETFs”) in which the Fund invests will not be able to replicate exactly the performance of the indices they track and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Foreign Securities Risk

Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.

Forward Currency Contracts Risk

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives.

The Fund may use forward contracts to gain exposure to, or hedge against changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the expiration of the contracts the Fund realizes the gain or loss. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. With forwards, there is counterparty credit risk to the Fund because the forwards are not exchange-traded, and there is no clearinghouse to guarantee the forwards against default.

Futures Contracts Risk

The risks of entering into futures contracts include the possibilities that their markets may become illiquid and/or changes in the values of the contracts may not correlate to changes in the values of the underlying instruments.

Hedging Transactions Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Indemnification Risk

The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is

60	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Industry Concentration Risk

The Long/Short Healthcare Fund has a policy of investing primarily in securities issued by healthcare companies, which makes the Fund susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry.

Leverage Risk

Each of the Funds may use leverage in their investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Non-Payment Risk

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Regulatory Risk

Recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Funds as well as the Funds’ ability to pursue its investment objective through the use of such instruments.

Restricted Securities Risk

Restricted securities (i.e., securities acquired in private placement transactions) may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.

Short-Selling Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing

Annual Report	61

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Troubled, Distressed or Bankrupt Companies Risk

The Fund invests in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Note 10. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year June 30, 2013, were as follows:

	U.S. Government Securities(1)		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Long/Short Equity Fund	$—	$—	$5,146,665,593	$4,977,681,947
Long/Short Healthcare Fund	—	—	434,027,744	451,049,278
Floating Rate Opportunities Fund	—	—	589,838,391	422,483,700

(1)	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2013.

Note 11. Unfunded Loan Commitments

As of June 30, 2013, the Floating Rate Opportunities Fund did not have any unfunded loan commitments.

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of June 30, 2013, the Floating Rate Opportunities Fund did not have a net discount or unrealized gain on unfunded transactions. The net change in unrealized appreciation on unfunded transactions of $73,211 is recorded in the Statement of Operations.

Note 12. Affiliated Issuers

Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its outstanding voting securities.

The Long/Short Equity Fund held at least five percent of the outstanding voting securities of the following company as of June 30, 2013:

			Market Value
Issuer	Par Value at June 30, 2013	Shares at June 30, 2013	June 30, 2012	June 30, 2013	Affiliated Income	Purchases	Sales
Highland/iBoxx Senior Loan, ETF (Common Stocks & Exchange-Traded Funds)	$—	750,000	$—	$14,970,000	$505,942	$15,007,500	$—

62	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

As of June 30, 2013, the Long/Short Healthcare Fund no longer held at least five percent of the outstanding voting securities of the following companies:

			Market Value
Issuer	Par Value at June 30, 2013	Shares at June 30, 2013	June 30, 2012	June 30, 2013	Affiliated Income	Purchases	Sales
CNS Response, Inc. (Senior Loans)(1)	$400,000	—	$400,000	$160,000	$—	$—	$—
CNS Response, Inc. (Senior Loans)(1)	400,000	—	400,000	160,000	—	—	—
CNS Response, Inc. (Common Stocks & Exchange-Traded Funds)(1)	—	22,699	77,742	31,098	—	—	—
CNS Response, Inc. (Warrants)(1)	—	—	87,720	—	—	—	87,720
CNS Response, Inc. (Warrants)(1)	—	—	85,600	—	—	—	85,600
Genesys Ventures IA, LP (Common Stocks & Exchange-Traded Funds)(1)	—	1,068,076	1,783,687	674,917	—	—	—

	$800,000	1,090,775	$2,834,749	$1,026,015	$—	$—	$173,320

(1)	No longer an affiliate as of June 30, 2013.

The Floating Rate Opportunities Fund held at least five percent of the outstanding voting securities of the following companies as of June 30, 2013:

			Market Value
Issuer	Par Value at June 30, 2013	Shares at June 30, 2013	June 30, 2012	June 30, 2013	Affiliated Income		Purchases	Sales
CCS Medical, Inc. (Common Stocks & Exchange-Traded Funds)	$—	207,031	$1,242,186	$12,479,828	$—		$—	$—
CCS Medical, Inc. (Senior Loans)	30,123,197	—	29,064,227	29,596,041	91,560		2,879,961	598,493
ComCorp Broadcasting, Inc. (Senior Loans)(1)(2)	5,448,553	—	5,506,914	5,371,871	—		—	544,629
Communications Corp. of America (Common Stocks & Exchange-Traded Funds)(2)	—	304,726	—	1,542,310	—		—	—
Endurance Business Media, Inc. (Common Stocks & Exchange-Traded Funds)	—	4,921	54,133	—	—		—	—
Endurance Business Media, Inc. (Senior Loans)	2,961,787	—	899,245	1,332,804	(65,840	)(3)	—	43,964
Highland/iBoxx Senior Loan, ETF (Common Stocks & Exchange-Traded Funds)	—	1,150,000	—	22,954,000	642,344		23,055,500	—
LLV Holdco, LLC (Senior Loans)	9,797,333	—	10,490,962	5,211,202	388,418		1,331,812	3,807,643
LLV Holdco, LLC (Common Stocks & Exchange-Traded Funds)	—	37,375	—	—	—		—	—
LLV Holdco, LLC Membership Interest (Warrants)	—	13,941	420,070	—	—		—	—
Nevada Land Group LLC (Common Stocks & Exchange-Traded Funds)	—	8	654,067	—	—		—	—
Nevada Land Group LLC (Senior Loans)	3,604,925	—	2,741,437	2,535,480	51,266		651,075	3
CCD Equity Partners, LLC (Common Stocks & Exchange-Traded Funds)	—	1,648,350	3,824,172	4,714,281	—		—	—
Young Broadcasting Holding Co., Inc., Class A (Common Stocks & Exchange-Traded Funds)	—	5,160	16,782,000	38,184,000	—		—	2,644,127
Young Broadcasting Holding Co., Inc., (Warrants)		9	30,000	66,600	—		—	6,094

	$51,935,795	$3,371,521	$71,709,413	$123,988,417	$1,107,748		$27,918,348	$7,644,953

(1)	Company is a wholly owned subsidiary of Communications Corp. of America.
(2)	No longer an affiliate as of June 30, 2013.
(3)	Amortization of a premium.

Annual Report	63

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland Funds I

Note 13. Legal Matters

Matters Relating to FRO’s Investment in TOUSA, Inc.

FRO is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff”), which are home building companies to which the Lenders loaned money through different lending facilities. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders.

Plaintiff seeks to void the transfers and other equitable relief. FRO and other Funds and accounts managed by the Investment Adviser and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The case went to trial, which concluded in August 2009. On October 13, 2009, the Bankruptcy Court ruled for the Plaintiff in the action and ordered the Defendants to return the proceeds received from the pay-off of the term loan at par on July 31, 2007. The proceeds received by FRO totaled $4,000,000. Additionally, the court ordered the Defendants to pay simple interest on the amount returned at an annual rate of 9%. In November 2009, FRO and other Defendants appealed the decision from the Bankruptcy Court to the District Court. On December 22, 2009, FRO posted $5,310,479 (“Security”) with the Court. This amount was recorded in the Statement of Assets and Liabilities and the Statement of Operations. On February 11, 2011, the District Court entered an order quashing all liability of the Lenders and declaring the remedies against the Lenders null and void. On May 15, 2012, the Eleventh Circuit Court of Appeal (“Eleventh Circuit”) issued its decision reversing the judgment of the District Court, affirming the liability findings of the Bankruptcy Court, and remanding to the District Court for further proceedings consistent with their opinion. Briefing has been completed at the District Court, but the case has been stayed pending the outcome of a related US Supreme Court case which could have a significant effect on the Tousa action. The US Supreme Court case likely will be heard in early 2014. FRO’s posted Security will be released upon a final appellate ruling.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events.

64	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Highland Funds I and Shareholders of Highland Long/ Short Equity Fund, Highland Long/ Short Healthcare Fund and Highland Floating Rate Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Long/Short Equity Fund (formerly Pyxis Long/Short Equity Fund), Highland Long/Short Healthcare Fund (formerly Pyxis Long/Short Healthcare Fund) and Highland Floating Rate Opportunities Fund (formerly Pyxis Floating Rate Opportunities Fund) (hereafter referred to as the “Funds”) (three of the funds constituting Highland Funds I (formerly Pyxis Funds I)) at June 30, 2013, and the results of each of their operations and their cash flows for the year then ended, the changes in each of their net assets for the years ended June 30, 2013 and June 30, 2012 and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments at June 30, 2013 by correspondence with the custodian, brokers and banks with whom the Funds’ own assignments in loans, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Dallas, Texas

August 29, 2013

Annual Report	65

ADDITIONAL INFORMATION (unaudited)

June 30, 2013	Highland Funds I

Tax Information

For shareholders that do not have a June 30, 2013 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2013 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2013, the following Funds are designating the following items with regard to distributions paid during the year.

Fund	Long-Term Capital Gain Designation	Qualified Dividends and Corporate Dividends Received Deduction	Qualified Dividend Income (15% tax rate for QDI)	Qualifying Interest Income
Long/Short Equity Fund	$—	10.26%	10.07%	—%
Long/Short Healthcare Fund	—	—	—	—
Floating Rate Opportunities Fund	—	—	—	100%

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period July 1, 2012 through December 31, 2012, unless otherwise indicated.

This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges

66	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2013	Highland Funds I

(loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of own-

ing different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/2013	Ending Account Value 06/30/2013	Annualized Expense Ratio(1)	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)	Expenses Paid During the Period(4)	Actual Returns for Period
Long/Short Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,036.50	2.22%	1.80%	$11.21	$9.09	3.65%
Class C	1,000.00	1,033.00	2.87%	2.45%	14.47	12.35	3.30%
Class Z	1,000.00	1,038.50	1.86%	1.44%	9.40	7.28	3.85%
Hypothetical
Class A	$1,000.00	$1,015.87	2.22%	1.80%	$11.08	$9.00	5.00%
Class C	1,000.00	1,012.65	2.87%	2.45%	14.31	12.23	5.00%
Class Z	1,000.00	1,017.65	1.86%	1.44%	9.30	7.20	5.00%
Long/Short Healthcare Fund
Actual Fund Return
Class A	$1,000.00	$1,115.40	3.10%	2.47%	$16.26	$12.96	11.54%
Class C	1,000.00	1,111.50	3.75%	3.12%	19.63	16.33	11.15%
Class Z	1,000.00	1,117.50	2.75%	2.12%	14.44	11.13	11.75%
Hypothetical
Class A	$1,000.00	$1,012.55	3.10%	2.47%	$15.45	$12.33	5.00%
Class C	1,000.00	1,009.32	3.75%	3.12%	18.65	15.54	5.00%
Class Z	1,000.00	1,014.28	2.75%	2.12%	13.71	10.59	5.00%
Floating Rate Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,087.30	1.30%	1.30%	$6.73	$6.73	8.73%
Class B	1,000.00	1,079.70	1.65%	1.65%	8.51	8.51	7.97%
Class C	1,000.00	1,084.60	1.80%	1.80%	9.30	9.30	8.46%
Class Z	1,000.00	1,090.60	0.95%	0.95%	4.92	4.92	9.06%
Hypothetical
Class A	$1,000.00	$1,018.35	1.30%	1.30%	$6.51	$6.51	5.00%
Class B	1,000.00	1,016.61	1.65%	1.65%	8.27	8.25	5.00%
Class C	1,000.00	1,015.87	1.80%	1.80%	9.00	9.00	5.00%
Class Z	1,000.00	1,020.08	0.95%	0.95%	4.76	4.76	5.00%

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)	Annualized, based on the Fund’s most recent fiscal half-year expenses, excluding dividends on short positions and interest expenses, if any.
(3)	Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 365.
(4)	Expenses are equal to the Fund’s annualized expense ratio excluding interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 365.

Approval of Highland Funds I Advisory and

Sub-Advisory Agreements

The Trust has retained the Investment Adviser to manage the assets of each of Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund (for purposes of this section, each a “Fund”) pursuant to investment advisory agreements between the Investment Adviser and each such Fund (the “Advisory Agreements”). The Trust has also retained Cummings Bay Capital Management, L.P. (the

“Sub-Adviser” and, together with the Investment Adviser, the “Advisers”) to serve as sub-adviser to Highland Funds I, on behalf of Highland Long/Short Healthcare Fund (“Long/Short Healthcare Fund”), pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreements, the “Agreements”) by and among the Investment Adviser, the Sub-Adviser and Highland Funds I. The Agreements have been approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees.

Annual Report	67

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2013	Highland Funds I

Following an initial two-year term, each of the Agreements continues in effect from year-to-year, provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At a meeting held on September 14, 2012, the Board of Trustees, including the Independent Trustees, most recently approved, for a one-year period commencing December 31, 2012, the continuance of the Agreements with respect to each Fund. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Advisers, various information and written materials in connection with meetings of the Board of Trustees held on August 28, 2012 and September 14, 2012, including: (1) information regarding the financial soundness of the Advisers and the profitability of the Agreements to the Advisers; (2) information on the advisory and compliance personnel of the Advisers, including compensation arrangements; (3) information on the internal compliance procedures of the Advisers; (4) comparative information showing how the Funds’ proposed fees and anticipated operating expenses compare to those of other registered investment companies and private funds that follow investment strategies similar to those of the Funds; (5) information on the investment performance of the Funds, including comparisons of the Funds’ performance against that of other registered investment companies and private funds that follow investment strategies similar to those of the Funds; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Advisers. The Trustees also relied on information provided in connection with the initial approval of the Agreements, as well as new information specifically relating to changes from such time, and information provided at periodic meetings of the Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and Sub-Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Advisers

The Board of Trustees considered the portfolio management services to be provided by the Advisers under the Agreements and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of each Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Advisers. The Trustees also reviewed and discussed information regarding the Advisers’ compliance policies and procedures. With regard to Long/Short Healthcare Fund, for which the Sub-Adviser has been retained, the Trustees considered the services provided by the Investment Adviser with respect to the supervision of the Sub-Adviser, including the performance of periodic detailed analysis and review of the performance by the Sub-Adviser of its obligations to the Fund, including, without limitation, a review of the Sub-Adviser’s investment performance in respect of the Fund; preparation and presentation of periodic reports to the Trustees regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser; review and consideration of any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and making appropriate reports to the Trustees; review and consideration of any changes in the ownership or senior management of the Sub-Adviser and making appropriate reports to the Trustees; performing periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser; and preparing recommendations with respect to the continued retention of the Sub-Adviser or the replacement of the Sub-Adviser. The Trustees concluded that the Advisers had the quality and depth of personnel and investment methods essential to performing their duties under the Agreements, and that the nature and the quality of such advisory services were satisfactory.

The Advisers’ Historical Performance in Managing the Funds

The Board of Trustees reviewed the historical performance of the Advisers and the Funds’ portfolio management teams in managing the Funds over various time periods and reflected on previous discussions regarding matters bearing on the Advisers’ performance at their meetings throughout the year. With respect to the Funds, the Trustees discussed relative performance and contrasted the performance of the Funds and their respective portfolio

68	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2013	Highland Funds I

management teams versus that of the Funds’ peers, as represented by certain other registered investment companies that follow investment strategies similar to the Funds as well as comparable indices. With respect to each Fund, the Trustees concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that was reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Funds

The Board of Trustees also gave substantial consideration to the fees payable under the Agreements, the expenses the Advisers incur in providing advisory services and the profitability to the Advisers of managing the Funds, including: (1) information regarding the financial condition of the Advisers; (2) information regarding the total fees and payments received by the Advisers for their services and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of the Advisers, including compensation arrangements; (4) comparative information showing (a) the fees payable under the Agreements versus the investment advisory fees of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Funds and (b) the expense ratios of the Funds versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Funds; (5) the relative amount of time and resources expended by the Advisers to manage particular strategies and, in the case of the Investment Adviser, in supervising the Sub-Adviser, including the responsibilities of the Investment Adviser to review the Sub-Adviser’s performance of its obligations to Long/Short Healthcare Fund, including, without limitation, reviewing the Sub-Adviser’s investment performance in respect of Long/Short Healthcare Fund; reviewing and considering any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations to Long/Short Healthcare Fund; reviewing and considering any changes in the ownership or senior management of the Sub-Adviser; performing periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser; preparing recommendations with respect to the continued retention of the Sub-Adviser or the replacement of the Sub-Adviser and preparing and presenting periodic reports to the Trustees regarding the foregoing supervisory activities in respect of the Sub-Adviser and other information regarding the Sub-Adviser as appropriate; and (6) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services to the Funds under separate agreements and whether such fees are appropriate. The Trustees also considered the so-called “fall-out benefits” to the Advisers with respect to the Funds, such as the reputational value of serving as Adviser or Sub-Adviser to the relevant Funds, potential fees paid to the Advisers’ affiliates by a Fund or portfolio companies for services provided, including administrative services provided to the Funds by the Investment Adviser pursuant to separate agreements, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser and Sub-Adviser with respect to the Agreements were fair and reasonable. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the respective asset levels of the Funds, the information provided by the Advisers relating to their costs and information comparing the fee rates charged by the Advisers with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale in view of the information provided by the Advisers. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the applicable Adviser and/or Sub-Adviser on the one hand and shareholders of the Funds on the other.

Following a further discussion of the factors above and the merits of the Agreements and their various provisions, it was noted that in considering the approval of the Agree-

Annual Report	69

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2013	Highland Funds I

ments, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Agreements, including the advisory and sub-advisory fees to be paid to the Advisers are fair and reasonable to the Funds in light of the services that the Advisers provide, the expenses that they incur and the reasonably foreseeable asset levels of the Funds.

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	19	None

Scott F. Kavanaugh (1/27/1961)	Trustee and Chairman of the Board	Indefinite Term; Trustee since inception in 2006; Chairman of the Board since June 2012	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President, Chief Operating Officer and Chief Executive Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	19	None

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	19	None

70	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2013	Highland Funds I

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

Interested Trustees

Ethan Powell[2,3] (6/20/1975)	Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of the Funds from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.	19	None

John Honis[2,3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013	Partner of Highland Capital Management, L.P.	19	None

1	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this report.
2	Effective July 11, 2013, Mr. Powell resigned as a Trustee of the Funds and Mr. Honis was appointed by the Board as a Trustee of the Funds.
3	Mr. Powell and Mr. Honis are deemed to be “interested persons” of the Funds under the 1940 Act because of their positions with the Adviser.

Annual Report	71

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2013	Highland Funds I

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of the Funds from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at Highland Capital Management, L.P. and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. since November 2011; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Senior Accounting Manager at HCMFA since August 2012; Assistant Treasurer of the Funds in the Highland Fund Complex since November 2012; Fund Accountant at Highland Capital Management, L.P. from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

72	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Subadviser

(for Highland Long/Short Healthcare Fund)

Cummings Bay Capital Management, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road, 1st Floor

Berwyn, PA 19312

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report has been prepared for shareholders of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Floating Rate Opportunities Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

Annual Report	73

Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Funds I	Annual Report, June 30, 2013

www.highlandfunds.com	HLC-HFI-ANN-06/13

Highland/iBoxx Senior Loan ETF

Annual Report

June 30, 2013

Highland/iBoxx Senior Loan ETF

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY

June 30, 2013	Highland/iBoxx Senior Loan ETF

Highland/iBoxx Senior Loan ETF

Growth of Hypothetical $10,000 Investment

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified. Senior loans are subject to risk of non-payment of scheduled interest and/or principal. Please refer to Note 7, Disclosure of Significant Risks and Contingencies, for more information.

Cumulative Total Return* Since Inception (November 6, 2012)

Highland/iBoxx Senior Loan ETF	3.04%
Markit iBoxx USD Liquid Leveraged Loan Index	2.73%

*	Not Annualized.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY

June 30, 2013	Highland/iBoxx Senior Loan ETF

Performance overview

As an index fund, the Highland/iBoxx Senior Loan ETF (the “Fund”) is passively managed and attempts to track the risk and return profile of the underlying index. The Fund seeks the investment results that correspond (before fees and expenses) to the price and yield of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”). For the eight month period ended June 30, 2013, the Fund’s net asset value returned 3.04% and the stock prices were up 3.19% . The Fund outperformed the benchmark, the Markit iBoxx USD Liquid Leveraged Loan Index, which returned 2.73% over the same period. The Fund’s annualized tracking error relative to the Index was 0.33% during the period ended June 30, 2013.

Manager’s Discussion

The twelve months ending June 30, 2013 marked a period of robust demand and opportunistic refinancing in the bank loan market until a late May / early June sell-off. Robust demand for most of the period was driven by increasing Collateralized Loan Obligation (CLO) issuance combined with healthy loan mutual fund inflows. The end of period slowdown was precipitated by the bank loan market trading down in sympathy with the broader markets after the Federal Reserve indicated potential tapering in their accommodative monetary policy. Despite the pressure on capital markets in May and June, Loans performed far better than either equities or fixed income, all of which suffered when expectations for rising rates drove the 10-year Treasury yield to 2.52% by June 28, from a recent low of 1.66% on May 1st and 2nd of 2013 and 1.78% at year-end, according to the Federal Reserve (LCD Quarterly Review, Second Quarter 2013). During the second half of 2012 the Index experienced a 5.03% return. However, performance slowed in the first half of 2013 with the Index posting a 1.92% return driven by a relatively weak May and June.

With regards to diversification, the Fund was invested in approximately 26 industries and 125 issuers as of period end.

Most loan participants expect default rates to drift higher over the next 12 months but remain below the historical average of 3.3% (LCD Quarterly Review, Second Quarter 2013). Most economists project positive but lackluster growth in the foreseeable future. The usual challenges present in the macro economy still persist (such as fiscal cliff, fed tapering, geopolitical shock, a sudden spike in interest rates, or emerging markets setting off contagion across the developed world). As a result, the potential for capital markets volatility still exists for the remainder of 2013. However, relative to the equity and high yield bond markets we believe that the leveraged loan asset class offers a more attractive risk-return profile and should experience lower volatility. We view market credit spreads as being attractive in the context of estimated default rates in the range of 1.5-2.0% for 2013 (LCD Buyside Survey, LCD Quarterly Review, Second Quarter 2013) and anticipate continued low growth environment.

We thank you for your investment in the Fund.

Ethan Powell

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For most recent performance figures, please call a representative at 1-855-799-4757 or visit our website at www.highlandfunds.com.

2	Annual Report

FUND PROFILE (unaudited)

Highland/iBoxx Senior Loan ETF

Objective

Highland/iBoxx Senior Loan ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Net Assets as of June 30, 2013

$89.7 million

Portfolio Data as of June 30, 2013

The information below provides a snapshot of Highland/iBoxx Senior Loan ETF at the end of the reporting period.

Quality Breakdown as of 06/30/13 (%)*
BBB	4.1
BB	33.6
B	52.9
CCC	9.4

Top 5 Sectors as of 06/30/13 (%) *
Healthcare	13.1
Media/Telecommunications	12.0
Service	10.1
Retail	7.9
Information Technology	7.8

Top 10 Holdings as of 06/30/13 (%) *
Caesars Entertainment Operating Co., Inc. (Term B-6 Loan)	2.3
Texas Competitive Electric Holdings Co., LLC (2017 Term Loan (Extending))	2.1
Texas Competitive Electric Holdings Co., LLC (2014 Term Loan (Non-Extending))	2.1
Asurion, LLC (Incremental Tranche B-1 Term Loan)	1.8
First Data Corp. (2018 Dollar Term Loan)	1.7
Chrysler Group, LLC (Term Loan B (2013))	1.7
CHS/Community Health Systems, Inc. (Extended Term Loan)	1.7
Intelsat Jackson Holdings SA (Tranche B-1 Term Loan)	1.7
FMG Resources (Term Loan)	1.7
Univar, Inc. (Term Loan B)	1.6

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 7, Disclosure of Significant Risks and Contingencies, for more information.

*	Quality is calculated as a percentage of total senior loans. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

Annual Report	3

FINANCIAL STATEMENTS

June 30, 2013	Highland/iBoxx Senior Loan ETF

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the class’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2013	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) - 92.6%

AEROSPACE - 1.1%
746,873	Sequa Corp. Initial Term Loan, 5.250%, 06/19/17	749,984
248,117	TransDigm, Inc. Tranche C Term Loan, 3.750%, 02/28/20	245,636

		995,620

BROADCASTING - 1.8%
1,120,212	Clear Channel Communications, Inc. Tranche D Term Loan, 6.945%, 01/30/19	1,023,123
629,788	Clear Channel Communications, Inc. Tranche B Term Loan, 3.845%, 01/29/16 (b)	576,653

		1,599,776

CABLE/WIRELESS VIDEO - 0.4%
348,248	WideOpenWest Finance, LLC Term B Loan, 4.750%, 04/01/19	349,845

CHEMICALS - 5.6%
159,440	Celanese Holdings, LLC Term Loan C, 3.034%, 10/31/16	160,818
1,234,905	Flash Dutch 2 BV Initial Term B Loan, 4.750%, 02/01/20	1,236,918
1,395,003	Ineos US Finance, LLC Cash Dollar Term Loan, 4.000%, 05/04/18 (b)	1,369,069
648,371	PQ Corp. 2013 Term Loan, 4.500%, 08/07/17	650,073
200,000	Rockwood Specialties Group, Inc. Tranche B Term Loan, 3.750%, 02/09/18	201,055
1,442,111	Univar, Inc. Term Loan B, 5.000%, 06/30/17	1,410,666

		5,028,599

CONSUMER NON-DURABLES - 0.9%
500,000	NBTY, Inc. Term B-2 Loan, 4.250%, 10/01/17	500,507
287,263	Spectrum Brands, Inc. Initial U.S. Term Loan, 4.500%, 12/17/19	288,700

		789,207

CONSUMER PRODUCTS - 0.9%
250,000	Revlon Consumer Products Corp. Replacement Term Loan, 4.750%, 11/20/17 (b)	251,719

Principal Amount ($)		Value ($)

CONSUMER PRODUCTS (continued)
548,625	Serta Simmons Super Holdings, LLC Term Loan, 5.000%, 10/01/19	549,448

		801,167

DIVERSIFIED MEDIA - 0.2%
231,013	R.H. Donnelley, Inc. Loan, 9.000%, 12/31/16	175,858

ENERGY - 2.3%
1,050,000	Chesapeake Energy Corp. Loan, 5.750%, 12/02/17	1,065,094
360,000	Energy Transfer Equity, LP Term Loan, 3.750%, 03/24/17	361,688
700,000	FTS International, Inc. Term Loan, 8.500%, 05/06/16	676,666

		2,103,448

FINANCIAL - 2.2%
438,751	iStar Financial, Inc. Term Loan, 4.500%, 10/15/17	439,297
498,750	Ocwen Loan Servicing Initial Term Loan, 5.000%, 02/15/18	502,700
1,026,396	Springleaf Financial Funding Co. Term Loan, 5.500%, 05/10/17	1,028,747

		1,970,744

FOOD & DRUG - 1.8%
497,503	Rite Aid Corp. Tranche 6 Term Loan, 4.000%, 02/21/20 (b)	496,468
399,184	Roundy’s Supermarkets, Inc. Tranche B Term Loan, 5.750%, 02/13/19 (b)	390,202
697,697	Supervalu, Inc. New Term Loan, 5.000%, 03/21/19	694,645

		1,581,315

FOOD/TOBACCO - 4.8%
248,125	Burger King Corp. Tranche B Term Loan (2012), 3.750%, 09/28/19	250,029
1,358,315	Del Monte Foods Co. Initial Term Loan, 4.000%, 03/08/18 (b)	1,356,053
988,801	Dunkin Brands, Inc. Term B-3 Loan, 3.750%, 02/14/20	987,788
487,500	OSI Restaurant Partners, LLC 2013 Replacement Term Loan, 3.500%, 10/28/19	486,710

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

FOOD/TOBACCO (continued)
898,750	Pinnacle Foods Finance, LLC New Term Loan G, 3.250%, 04/29/20 (b)	894,706
342,801	Wendy’s International, Inc Term B Loan, 3.250%, 05/15/19	342,496

		4,317,782

FOREST PRODUCTS/CONTAINERS - 1.9%
598,016	Berry Plastics Corp. Term C Loan, 2.195%, 04/03/15 (b)	598,222
1,145,236	Reynolds Group Holdings, Inc. U.S. Term Loan, 4.750%, 09/28/18	1,150,126

		1,748,348

GAMING/LEISURE - 6.0%
350,000	Ameristar Casinos, Inc. B Term Loan, 4.000%, 04/14/18	351,020
2,316,535	Caesars Entertainment Operating Co., Inc. Term B-6 Loan, 5.443%, 01/28/18	2,053,446
42,342	Las Vegas Sands, LLC Original Delayed Draw 1 Term Loan, 1.710%, 05/23/14	42,397
206,396	Las Vegas Sands, LLC Tranche B Term Loan (Non-Extending), 1.710%, 05/23/14	206,666
83,045	Las Vegas Sands, LLC Delayed Draw Term Loan, 2.311%, 11/23/16	82,952
413,187	Las Vegas Sands, LLC Tranche B Term Loan, 2.311%, 11/23/16	412,728
497,500	MGM Resorts International Term Loan B, 3.500%, 12/20/19	495,323
448,836	Penn National Gaming, Inc. Term B Facility, 3.750%, 07/16/18	451,482
241,576	Seaworld Parks & Entertainment, Inc. Term B-2 Loan, 3.000%, 05/14/20	239,721
248,750	Six Flags Theme Parks, Inc. Tranche B Term Loan, 4.000%, 12/20/18	250,460
798,000	Station Casinos, LLC B Term Loan, 5.000%, 03/02/20 (b)	798,998

		5,385,193

Principal Amount ($)		Value ($)

HEALTHCARE - 12.9%
894,247	Bausch & Lomb, Inc. New Parent Term Loan, 4.000%, 05/18/19	894,248
1,194,746	Biomet, Inc. Dollar Term B-1 Loan, 3.943%, 07/25/17 (b)	1,191,515
1,500,000	CHS/Community Health Systems, Inc. Extended Term Loan, 3.773%, 01/25/17	1,503,585
498,741	Emdeon, Inc. Term B-2 Loan, 3.750%, 11/02/18	497,057
546,575	Envision Healthcare Corp. Initial Term Loan, 4.000%, 05/25/18	546,086
744,277	Grifols, Inc. New U.S. Tranche B Term Loan, 4.250%, 06/01/17	748,698
750,000	HCA, Inc. Tranche B-4 Term Loan, 2.945%, 05/01/18	747,536
800,000	HCA, Inc. Tranche B-5 Term Loan, 3.026%, 03/31/17	797,252
789,212	Health Management Associates, Inc. Replacement Term B Loan, 3.500%, 11/16/18 (b)	788,391
796,250	Hologic, Inc. Tranche B Term Loan, 4.500%, 08/01/19	799,682
750,000	IMS Health, Inc. Tranche B-1 Dollar Term Loan, 3.750%, 09/01/17	750,780
850,000	Kinetic Concepts, Inc. Dollar Term D-1 Loan, 4.500%, 05/04/18 (b)	852,869
495,000	MultiPlan, Inc. Term B-1 Loan, 4.000%, 08/26/17 (b)	495,928
498,747	Pharmaceutical Product Development, Inc. 2013 Term Loan, 4.250%, 12/05/18 (b)	500,261
37,570	Warner Chilcott, LLC Term B-2 Loan, 4.250%, 03/15/18	37,660
121,615	Warner Chilcott, LLC Additional Term B-1 Loan, 4.250%, 03/15/18	121,908
279,366	Warner Chilcott, LLC Term B-1 Loan, 4.250%, 03/15/18	280,039

		11,553,495

HOUSING - 0.6%
498,741	HD Supply, Inc. Term Loan, 4.500%, 10/12/17	499,052

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

HOUSING (continued)
	Realogy Group, LLC
30,157	Extended Synthetic Commitment, 4.400%, 10/10/16	30,255

		529,307

INFORMATION TECHNOLOGY - 6.1%
218,653	Ancestry.com, Inc. Term B-1 Loan, 5.250%, 12/28/18	219,036
992,255	Avaya, Inc. Term B-3 Loan, 4.773%, 10/26/17	872,281
733,851	Avaya, Inc. Term B-5 Loan, 8.000%, 03/31/18	690,018
740,678	CDW LLC Term Loan, 3.500%, 04/29/20 (b)	731,768
1,246,875	Freescale Semiconductor, Inc. Tranche B-4 Term Loan, 5.000%, 03/01/20	1,239,749
1,221,194	Infor US, Inc. Tranche B-2 Term Loan, 5.250%, 04/05/18	1,227,300
497,500	Kronos, Inc. Incremental Term Loan, 1st Lien, 4.500%, 10/30/19	499,863

		5,480,015

MANUFACTURING - 0.4%
399,000	Apex Tool Group, LLC Term Loan, 4.500%, 01/31/20	399,798

MEDIA/TELECOMMUNICATIONS - 12.0%
995,748	Alcatel-Lucent USA, Inc. U.S. Term Loan, 7.250%, 01/30/19	1,007,159
546,443	Cengage Learning Acquisitions, Inc. Original Term Loan, 2.700%, 07/03/14 (c)	409,379
744,080	Cengage Learning Acquisitions, Inc. Tranche B Term Loan, 5.700%, 07/05/17 (c)	551,237
1,342,832	Cequel Communications, LLC Term Loan, 3.500%, 02/14/19 (b)	1,334,963
233,352	Charter Communications Operating, LLC Term F Loan, 3.000%, 12/31/20	231,797
496,864	Crown Castle Operating Co. New Tranche B Term Loan, 3.250%, 01/31/19	494,432
399,000	Fairpoint Communications, Inc. Term Loan, 7.500%, 02/14/19 (b)	391,591

Principal Amount ($)		Value ($)

MEDIA/TELECOMMUNICATIONS (continued)
1,045,373	Getty Images, Inc. Initial Term Loan, 4.750%, 10/18/19	1,035,353
500,000	Level 3 Financing, Inc. Tranche B Term Loan, 5.250%, 08/01/19	501,667
299,233	Regal Cinemas Corp. Term Loan, 2.500%, 08/23/17 (b)	299,773
774,736	SuperMedia, Inc. Term Loan, 11.600%, 12/30/16 (b)	612,529
850,000	TWCC Holding Corp. Term Loan, 3.500%, 02/13/17	852,881
1,147,125	Univision Communications, Inc. 2013 Converted Extended First-Lien Term Loan, 4.500%, 03/01/20	1,138,522
1,149,322	West Corp. Term B-8 Loan, 3.750%, 06/30/18 (b)	1,147,409
744,984	Zayo Group, LLC Term Loan, 4.500%, 07/02/19	745,603

		10,754,295

METALS/MINERALS - 1.9%
745,609	Arch Coal, Inc. Term Loan, 5.750%, 05/16/18	745,144
500,000	Fairmount Minerals, Ltd. Tranche B Term Loan, 5.250%, 03/15/17 (b)	501,125
442,052	Walter Energy, Inc. Term Loan B, 5.750%, 04/02/18	432,565

		1,678,834

RETAIL - 7.9%
498,119	Academy, Ltd. Initial Term Loan (2012), 4.500%, 08/03/18 (b)	500,843
390,950	Bass Pro Group, LLC Loan, 4.000%, 11/20/19 (b)	391,333
750,000	BJ’s Wholesale Club, Inc. New 2013 Replacement Loan (First Lien), 4.250%, 09/26/19 (b)	748,594
531,404	Burlington Coat Factory Warehouse Corp. Term B-2 Loan, 5.500%, 02/23/17 (b)	532,466
497,879	Guitar Center, Inc. Extended Term Loan, 6.280%, 04/09/17	494,663
500,000	Gymboree Corp. Term Loan, 5.000%, 02/23/18	482,967

See accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

RETAIL (continued)
496,203	J. Crew Group, Inc. Term B-1 Loan, 4.000%, 03/07/18	494,652
500,000	Michaels Stores, Inc. Term B Loan, 3.750%, 01/28/20	499,428
1,350,000	Neiman Marcus Group, Inc. Term Loan, 4.000%, 05/16/18 (b)	1,347,820
597,251	Party City, Inc. 2013 Replacement Term Loan, 4.250%, 07/27/19 (b)	594,390
248,724	PetCo Animal Supplies, Inc. New Loans, 4.000%, 11/24/17	249,037
548,625	PVH Corp. Tranche B Term Loan, 3.250%, 02/13/20 (b)	548,798
239,122	Toys ‘R’ Us - Delaware, Inc. Initial Loan, 6.000%, 09/01/16	235,415

		7,120,406

SERVICE - 10.1%
248,080	Affinion Group, Inc. Tranche B Term Loan, 6.500%, 10/09/16	236,420
1,644,867	Asurion, LLC Incremental Tranche B-1 Term Loan, 4.500%, 05/24/19 (b)	1,632,942
598,687	Ceridian Corp. Extended U.S. Term Loan, 5.942%, 05/09/17	602,147
323,226	Education Management, LLC Tranche C-2 Term Loan, 4.313%, 06/01/16	281,853
1,550,000	First Data Corp. 2018 Dollar Term Loan, 4.193%, 03/23/18	1,514,908
750,000	First Data Corp. 2017 New Term Loan, 4.193%, 03/24/17	734,299
500,000	First Data Corp. 2018B New Term Loan, 4.192%, 09/24/18	488,230
248,109	Hertz Corp. Tranche B-2 Term Loan, 3.000%, 03/11/18	246,973
349,123	Hertz Corp. Tranche B-1 Term Loan, 3.750%, 03/11/18	349,123
795,432	Sabre, Inc. Term B Loan, 5.250%, 02/19/19	801,561
496,877	ServiceMaster Co. Tranche C Term Loan, 4.450%, 01/31/17	491,701

Principal Amount ($)		Value ($)

SERVICE (continued)
547,988	ServiceMaster Co. Tranche B Term Loan, 4.450%, 01/31/17	543,766
1,124,750	Weight Watchers International, Inc. Initial Tranche B-2 Term Loan, 3.750%, 04/02/20 (b)	1,120,110

		9,044,033

TRANSPORTATION - 4.2%
497,494	Allison Transmission, Inc. Term B-3 Loan, 4.250%, 08/23/19	499,827
1,496,199	Chrysler Group, LLC Term Loan B (2013), 6.000%, 05/24/17	1,504,152
856,372	Federal-Mogul Corp. Tranche B Term Loan, 2.127%, 12/29/14 (b)	820,588
436,924	Federal-Mogul Corp. Tranche C Term Loan, 2.127%, 12/28/15 (b)	418,667
500,000	Goodyear Tire & Rubber, Co. Tranche 1 Term Loan, 4.750%, 04/30/19	502,368

		3,745,602

UTILITY - 6.6%
443,377	AES Corp. 2013 Other Term Loan, 4.250%, 06/01/18 (b)	445,068
647,076	Calpine Corp. Term Loan, 4.000%, 04/01/18	647,251
498,747	Calpine Corp. Term Loan, 4.000%, 10/09/19 (b)	499,061
496,225	NRG Energy, Inc. Term Loan (2013), 4.000%, 07/01/18	492,245
2,650,000	Texas Competitive Electric Holdings Co., LLC 2014 Term Loan (Non-Extending), 3.775%, 10/10/14 (b)	1,906,357
2,750,000	Texas Competitive Electric Holdings Co., LLC 2017 Term Loan (Extending), 4.775%, 10/10/17 (b)	1,926,210

		5,916,192

	Total US Senior Loans (Cost $84,127,570)	83,068,879

Foreign Domiciled Senior Loans (a) - 6.9%

AUSTRALIA - 1.7%
USD
1,493,106	FMG Resources Term Loan, 5.250%, 10/18/17	1,486,342

8	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2013	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

Foreign Domiciled Senior Loans (continued)

CANADA - 0.9%
USD
377,143	Bombardier Recreational Products Inc. Term B Loan, 5.000%, 01/30/19	377,418
397,352	MEG Energy Corp. New Term Loan, 3.750%, 03/31/20	397,651

		775,069

GERMANY - 0.3%
USD
250,000	Schaeffler AG Facility C (USD), 4.250%, 01/27/17	250,750

LUXEMBOURG - 1.9%
USD
1,497,118	Intelsat Jackson Holdings SA Tranche B-1 Term Loan, 4.500%, 04/02/18 (b)	1,502,171
220,145	WC Luxco S.a.R.L. Term B-3 Loan, 4.250%, 03/15/18	220,676

		1,722,847

NETHERLANDS - 1.0%
USD
86,997	Sensata Technologies BV Tranche 1 Term Loan, 3.750%, 05/12/18	87,513
846,429	Tronox Pigments BV New Term Loan, 4.500%, 03/19/20 (b)	851,816

		939,329

UNITED KINGDOM - 1.1%
USD
1,023,747	Alpha Topco Limited (Formula One) Facility B2 (USD), 6.000%, 04/30/19	1,024,003

	Total Foreign Domiciled Senior Loans (Cost $6,280,162)	6,198,340

Total Investments - 99.5%		89,267,219

(Cost $90,407,732) (d)
Other Assets & Liabilities, Net - 0.5%		405,240

Net Assets - 100.0%		89,672,459

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland/iBoxx Senior Loan ETF (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise denoted as a fixed rate loan, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2013. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Security is in default on interest payments as of July 3, 2013.
(d)	Cost for U.S. federal income tax purposes is $90,391,243.

LLC	Limited Liability Company
LP	Limited Partnership
USD	United States Dollar

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Chemicals	0.9%
Consumer Products	0.4%
Energy	0.5%
Gaming/Leisure	1.1%
Healthcare	0.2%
Information Technology	1.7%
Manufacturing	0.1%
Metals/Minerals	1.7%
Transportation	0.3%

6.9%

See accompanying Notes to Financial Statements.	9

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2013	Highland/iBoxx Senior Loan ETF

($)
Assets:
Total Investments, at value (cost $90,407,732)	89,267,219
Cash	8,543,612
Prepaid offering costs	102,011
Receivable for:
Fund shares sold	3,983,000
Investments sold	3,221,068
Dividends and interest	237,292
Receivable from investment adviser	62,039
Prepaid expenses	2,500

Total assets	105,418,741

Liabilities:
Payables for:
Investments purchased	15,656,543
Audit fees	45,390
Administration fees (Note 4)	6,986
Trustees’ fees (Note 4)	3,062
Legal fees	3,000
Transfer agent fees	2,385
Accrued expenses and other liabilities	28,916

Total liabilities	15,746,282

Net Assets	89,672,459

Composition of Net Assets:
Paid-in capital	90,431,000
Undistributed net investment income	24,445
Accumulated net realized gain on investments	357,527
Net unrealized depreciation on investments	(1,140,513)

Net Assets	89,672,459

Shares outstanding (unlimited authorization — no par value)	4,500,000
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	19.93

10	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Period Ended June 30, 2013(a)	Highland/iBoxx Senior Loan ETF

($)
Investment Income:
Interest income	2,129,228

Total investment income	2,129,228

Expenses:
Investment advisory fees (Note 4)	155,779
Administration fees (Note 4)	54,692
Trustees’ fees (Note 4)	7,500
Offering Costs	186,625
Audit fees	53,890
Pricing fees	24,549
Printing fees	20,675
Custodian fees	17,762
Commitment fees (Note 8)	14,166
Transfer agent fees	9,265
Legal fees	8,931
Registration fees	5,753
Other	2,575

Total operating expenses	562,162

Fees and expenses waived by Investment Adviser (Note 4)	(155,779)
Reimbursement of other operating expenses by Investment Adviser (Note 4)	(215,985)

Net operating expenses	190,398

Net investment income	1,938,830

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	260,986
Net change in unrealized depreciation on investments	(1,140,513)

Net realized and unrealized loss on investments	(879,527)

Net increase in net assets resulting from operations	1,059,303

(a)	The Highland/iBoxx Senior Loan ETF commenced operations on November 6, 2012.

See accompanying Notes to Financial Statements.	11

STATEMENT OF CHANGES IN NET ASSETS

Period Ended June 30, 2013(a)	Highland/iBoxx Senior Loan ETF

($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	1,938,830
Net realized gain on investments	260,986
Net change in unrealized depreciation on investments	(1,140,513)

Net increase in net assets resulting from operations	1,059,303

Distributions Declared to Shareholders
From net investment income	(1,817,844)

Total distributions declared to shareholders	(1,817,844)

Share Transactions
Subscriptions	90,431,000

Net increase from share transactions	90,431,000

Total increase in net assets	89,672,459

Net Assets:
Beginning of period	—

End of period	89,672,459

Undistributed net investment income	24,445

Changes in Shares
Subscriptions	4,500,000

Net increase	4,500,000

(a)	The Highland/iBoxx Senior Loan ETF commenced operations on November 6, 2012.

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland/iBoxx Senior Loan ETF

Selected data for a share outstanding throughout the period is as follows:

	For the Period Ended 06/30/13(a)

Net Asset Value, Beginning of Period	$20.00
Income from Investment Operations:
Net Investment Income(b)	0.73
Net realized and unrealized loss	(0.13)

Total from investment operations	0.60
Less Distributions Declared to Shareholders:
From net investment income	(0.67)

Total distributions declared to shareholders	(0.67)
Net Asset Value, End of Period	$19.93
Total return(c)	3.04	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000s)	$89,672
Total expenses	1.62	%(d)
Waiver/reimbursement	(1.07	)%(d)
Net expenses(f)	0.55	%(d)
Net investment income	5.60	%(d)
Portfolio turnover rate	38	%(e)

(a)	The Highland/iBoxx Senior Loan ETF commenced operations on November 6, 2012.
(b)	Per share data was calculated using average shares outstanding for the period.
(c)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Annualized.
(e)	Not annualized.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(g)	Total return is for the period indicated and is not annualized.

See accompanying Notes to Financial Statements.	13

NOTES TO FINANCIAL STATEMENTS

June 30, 2013	Highland/iBoxx Senior Loan ETF

Note 1. Organization

Highland Funds I (formerly known as Pyxis Funds I) (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with four separate portfolios. The financial statements herein are those of the Highland/iBoxx Senior Loan ETF (formerly known as Pyxis/iBoxx Senior Loan ETF) (the “Fund”). The Fund is a non-diversified exchange-traded fund (“ETF”). The financial statements of the remaining funds of the Trust are presented separately. On November 6, 2012, the Fund issued 1,500,000 shares. The beginning net assets of the Fund on such date were $30,000,000.

Investment Objective

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fund Shares

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares of the Fund may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and have been approved by the Fund’s Board of Trustees (the “Board”).

Securities for which market quotations are not readily available and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events occur between the time when market price is determined and calculation of the Fund’s net asset value materially affect the value of securities), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that

14	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland/iBoxx Senior Loan ETF

is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premium and accretion of discounts, a method of valuation which approximates market values. Repurchase agreements are valued at cost plus accrued interest.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The fair value of the Fund’s loans are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2013 is as follows:

	Total Market Value at 06/30/13	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland/iBoxx Senior Loan ETF
Assets
US Senior Loans*	$83,068,879	$—	$83,068,879	$—
Foreign Domiciled Senior Loans*	6,198,340	—	6,198,340	—

Total	$89,267,219	$—	$89,267,219	$—

*Please refer to the Investment Portfolio for industry/country breakout.

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland/iBoxx Senior Loan ETF

For the period ended June 30, 2013, there were no transfers between Level 1 and Level 2. For the period ended June 30, 2013, there were no Level 3 securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost and gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Creation Units

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.

U.S. Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current tax year), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prepaid Offering Costs

Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve months from inception of the Fund. As of June 30, 2013, the remaining amount still to be amortized for the Fund was $102,011.

Distributions to Shareholders

The Fund intends to pay distributions from net investment income, if any, on a monthly basis. The Fund intends to pay net realized capital gains, if any, on an annual basis.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2013, permanent differences chiefly resulting from the different treatment for gains and losses on paydowns of senior loans, were identified and reclassified among the components of the Fund’s net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Highland/iBoxx Senior Loan ETF	$(96,541)	$96,541

The tax character of distributions paid during the period ended June 30, 2013 was as follows:

	Ordinary Income*	Distributions paid from: Long-Term Capital Gains	Distributions in Excess
Highland/iBoxx Senior Loan ETF 2013	$1,817,844	$—	$—
*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland/iBoxx Senior Loan ETF

As of June 30, 2013, the Fund’s tax year end, the components of accumulated losses on a tax basis were as follows:

	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*
Highland/iBoxx Senior Loan ETF	$—	$365,483	$—	$(1,124,024)

Unrealized appreciation and depreciation at June 30, 2013, based on cost of investments for U.S. federal income tax purposes, was:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)*	Cost
Highland/iBoxx Senior Loan ETF	$166,633	$(1,290,657)	$(1,124,024)	$90,391,243

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to restructuring due to debt modification.

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

The Investment Adviser receives from the Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of each Fund, at the annual rate of 0.45%.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. The Administrator receives a monthly administration fee from the Fund, calculated and assessed monthly in arrears based on the aggregate net assets of the Fund at an annual rate of 0.10% on the first $250 million of net assets, 0.09% on the next $750 million of net assets, and 0.08% on all net assets exceeding $1 billion, subject to an annual minimum fee of $85,000. The Fund will be charged the greater of the asset based fee or the annual minimum fee.

Service and Distribution Fees

SEI Investments Distribution Co. (the “Distributor) serves as the Fund’s underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all cost of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. The Distributor receives $100 per Authorized Participant transaction for its distribution services under the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

Expense Limits and Fee Reimbursements

The Investment Adviser contractually agreed to limit total annual operating expenses to 0.55% of average daily net assets. The expense cap will continue through at least October 31, 2013, and may not be terminated prior to this date without the action or consent of the Board. For the period ended June 30, 2013, the Investment Adviser waived $155,779 of investment advisory fees and reimbursed $215,985 of other operating expenses.

If at any point it becomes unnecessary for the Investment Adviser to reduce fees or make expense reimbursements, the Investment Adviser may retain the difference between the Fund’s total annual operating expenses and 0.55% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. As of June 30, 2013, pursuant to the above, fees which were previously waived and reimbursed by the Investment Adviser which may be subject to possible future reimbursement to the Investment Adviser were $371,764, expiring in 2016.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland/iBoxx Senior Loan ETF

of the date of this report. The Fund pays no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.

Note 5. Portfolio Information

For the period ended June 30, 2013, the cost of purchases and the proceeds from sales of the Fund’s portfolio securities (excluding in-kind transactions, long-term U.S. government securities and short-term investments) amounted to the following:

	Purchases		Sales
	U.S. Government*	Other	U.S. Government*	Other
Highland/iBoxx Senior Loan ETF	$—	$122,060,788	$—	$22,066,077

*	The Fund did not have any purchases or sales of U.S. government securities for the period ended June 30, 2013.

Note 6. Indemnification

The Fund has a variety of indemnification obligations under contracts with their service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 7. Disclosure of Significant Risks and Contingencies

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk

The Fund invests all or substantially all of its assets in senior loans of other securities that are rated below investment grade and unrated senior loans of comparable quality. Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.

Debt Securities and Leveraged Loans Risk

The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Such changes may be greater among debt securities with longer maturities. Leveraged loans are subject to the same risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Focused Investment Risk

The Fund’s investments in senior loans arranged through private negotiations between a borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of borrowers can negatively affect financial services companies.

Lender Liability Risk

A number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investments Adviser could be subject to such liability.

Market Risk

The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Non-Diversification Risk

Due to the nature of the Fund’s investment strategy and its non-diversified status, it is possible that a material amount

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013	Highland/iBoxx Senior Loan ETF

of the Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of the Fund’s portfolios in any one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.

Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Non-Payment Risk

Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk

On behalf of the several lenders, the agent generally will be required to administer and manage the senior loans and, with respect to collateralized senior loans, to service or monitor the collateral. Financial difficulties of agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Note 8. Credit Agreement

Effective November 2, 2012, the Fund entered into a $25,000,000 credit agreement (the “Credit Agreement”) with State Street Bank, with an expiration date of November 1, 2013. Interest is charged at a rate equal to the higher of the federal funds rate or adjusted LIBOR plus 1.25% per annum based on any outstanding borrowings. In addition, a commitment fee of 0.10% per annum is charged. Included in the Statement of Operations is $14,166 of Commitment fees. On May 24, 2013, the Credit Agreement expiration date was extended to May 23, 2014.

During the fiscal year ended June 30, 2013, the Fund did not have any outstanding borrowings.

Note 9. Recent Accounting Pronouncement

In June 2013, the Financial Accounting Standards Board issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services—Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Fund’s financial statements.

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Annual Report	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Highland Funds I and Shareholders of Highland/iBoxx Senior Loan ETF:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Highland/iBoxx Senior Loan ETF (hereafter referred to as the “Fund”) (one of the funds constituting Highland Funds I (formerly Pyxis Funds I)) at June 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period November 6, 2012 (Commencement of operations) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments at June 30, 2013 by correspondence with the custodian, brokers, and banks with whom the Fund owns assignments in loans, and where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Dallas, Texas

August 29, 2013

20	Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2013	Highland/iBoxx Senior Loan ETF

Tax Information

For shareholders that do not have a June 30, 2013 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2013 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2013, the Fund is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Designation	Ordinary Income Distribution	Qualifying Dividend Income (15% tax rate for QDI)	Interest Related Dividends*
Highland/iBoxx Senior Loan ETF	0.00%	100.00%	0.00%	78.54%

*	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

Additional Portfolio Information

Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information regarding premiums and discounts is available on the Fund’s website at www.highlandfunds.com.

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2013 through June 30, 2013, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based

Annual Report	21

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2013	Highland/iBoxx Senior Loan ETF

on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/13	Ending Account Value 06/30/13	Annualized Expense Ratios	Expenses Paid During Period*	Actual Returns for Period
Highland/iBoxx Senior Loan ETF
Actual Fund Return	$1,000.00	$1,024.30	0.55%	$2.76	2.43%
Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76	2.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the hypothetical six-month period, multiplied by 181/365 (to reflect the one-half year period.)

22	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2013	Highland/iBoxx Senior Loan ETF

Trustees and Officers

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	19	None	Significant experience on this and/or other boards of directors/ trustee; administrative and managerial experience; legal training and practice.

Scott F. Kavanaugh (1/27/1961)	Trustee and Chairman of the Board	Indefinite Term; Trustee since inception in 2006; Chairman of the Board since June 2012	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President, Chief Operating Officer and Chief Executive Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	19	None	Significant
experience on
this and/or
other boards
of directors/
trustees;
significant
executive
experience
including
current and
past service
as chairman
and chief
executive
officer of a
bank; other
financial
industry and
banking
						experience.

Annual Report	23

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2013	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Funds Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	19	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Interested Trustees

Ethan Powell[2,3] (6/20/1975)	Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of the Funds from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.	19	None	Significant
experience in the
financial industry;
significant
executive
experience
including current
and past service as
an officer of funds
in the Highland
Fund Complex;
significant
administrative and
managerial
						experience.

John Honis[2,3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013	Partner of Highland Capital Management, L.P.	19	None	Significant
experience in the
financial industry;
significant
managerial and
executive
experience,
including
experience as
president, chief
executive officer or
chief restructuring
officer of five
telecommunication
firms; experience
on another board
						of directors.

24	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2013	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Executive Vice President and Secretary	Indefinite Term; Executive Vice President since June 2012; Secretary since November 2010	Trustee of the Funds from June 2012 to July 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at Highland Capital Management, L.P. and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. since November 2011; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Senior Accounting Manager at HCMFA since August 2012; Assistant Treasurer of the Funds in the Highland Fund Complex since November 2012; Fund Accountant at Highland Capital Management, L.P. from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

1	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this report.
2	Effective July 11, 2013, Mr. Powell resigned as a Trustee of the Funds and Mr. Honis was appointed by the Board as a Trustee of the Funds.
3	Mr. Powell and Mr. Honisare deemed to be “interested persons” of the Funds under the 1940 Act because of their positions with the Adviser.

Annual Report	25

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management

Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

State Street Bank and Trust Company

200 Clarendon Street, 16th Floor

Boston, MA 02116

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian

State Street Bank and Trust Company

200 Clarendon Street, 16th Floor

Boston, MA 02116

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report has been prepared for shareholders of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-855-799-4757 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-855-799-4757 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and are available upon request without charge by calling 1-855-799-4757.

26	Annual Report

HIGHLAND CAPITAL MANAGEMENT
200 Crescent Court, Suite 700
Dallas, TX 75201

Highland/iBoxx Senior Loan ETF

Annual Report, June 30, 2013

www.highlandfunds.com

HFI-AR-001-0100

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

(b)	Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is filed herewith as Exhibit(a)(1)

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $210,000 for the fiscal year ended June 30, 2012 and $275,000 for the fiscal year ended June 30, 2013.

Audit-Related Fees

(b) The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $53,000 for the fiscal year ended June 30, 2012 and $87,500 for the fiscal year ended June 30, 2013. Services related to semi-annual and valuation work.

Tax Fees

(c) The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $34,000 for the fiscal year ended June 30, 2012 and $48,260 for the fiscal year ended June 30, 2013. Services related to assistance on the registrant’s tax returns and excise tax calculations.

All Other Fees

(d) The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended June 30, 2012 and $0 for the fiscal year ended June 30, 2013.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)	have direct responsibility for the appointment, compensation, retention and oversight of a Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to a Fund and all non-audit services to be provided by the independent auditors to a Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of a Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	to review and consider whether the independent auditors’ provision of any non-audit services to a Fund, a Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $611,620 for the fiscal year ended June 30, 2012 and $468,500 for the fiscal year ended June 30, 2013.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-

3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS I

(formerly, Pyxis Funds I)

By (Signature and Title):	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(Principal Executive Officer)

Date: September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(Principal Executive Officer)

Date: September 6, 2013

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: September 6, 2013